                                  THE STANLEY RETIREMENT PLAN
                                          Effective Date
                                        November 28, 1979
                                      As Amended and Restated
                                         January 1, 1989
                                             Adopted
                                          April 20, 1995


                                           INTRODUCTION

     On November 28, 1979, Stanley Interiors Corporation acquired, among other assets, substantially all of the assets of the Stanley Furniture Company Division of The Mead Corporation. In connection with the acquisition, Stanley Interiors Corporation adopted, effective November 28, 1979, the provisions of the Stanley Retirement Plan insofar as they applied to employees of the Stanley Furniture Company Division who were participants in the Stanley Retirement Plan and who became employees of Stanley Interiors Corporation, with the intention of continuing the Stanley Retirement Plan for such employees. Effective November 9, 1992, Stanley Interiors Corporation became known as Stanley Furniture Company, Inc.

     The Stanley Retirement Plan was subsequently amended from time to time with the most recent amendment and restatement being effective January 1, 1985.

     Effective December 31, 1993, Stanley Furniture Company, Inc. intends to merge the assets and liabilities of the Pension Plan of R. W. Norman Division of Stanley Interiors Corporation (the "Norman Plan") into the Stanley Retirement Plan, with the participants of the Norman Plan becoming participants of the Stanley Retirement Plan as of January 1, 1994.

     The amended and restated Stanley Retirement Plan herein contained constitutes an amendment, effective January 1, 1989, unless otherwise indicated, to the earlier plan provisions, rather than a replacement of such plan. The plan provisions as in effect immediately prior to this January 1, 1989 amendment and restatement, modified by Section 6.04 and Section 10.02 of this amended and restated Plan, shall remain in effect for those Participants who are not actively employed by the participating Employers at any time after such date. The assets held under the Fund established pursuant to the Stanley Retirement Plan shall continue to be held pursuant to the Stanley Retirement Plan, as herein amended, as well as the assets merged into the Fund from the Norman Plan.

     The purpose of this Plan is to provide retirement security for eligible Employees. It is intended that this Plan, together with the Fund established to carry out the funding of the Plan, meet all the requirements of the Internal Revenue Code of 1986 ("IRC"), as amended, and the Plan shall be interpreted, wherever possible, to comply with the terms of the IRC and all formal regulations and rulings issued under the IRC.

     This Plan is amended and maintained under the condition that it shall continue to be approved and qualified by the Internal Revenue Service under IRC Section 401(a) and that the Trust hereunder continues to be exempt under IRC Section 501(a), or under any comparable Sections of any future legislation which amends, supplements or supersedes such Sections.

     Effective January 1, 1989, unless otherwise indicated, the Stanley Retirement Plan as amended and restated has the terms and provisions hereinafter set forth.

                                          ARTICLE I
                                         DEFINITIONS


     As used herein, unless otherwise required by the context, the following words and phrases shall have the meanings indicated:

 1.01   Accrued Benefit means:

      1.01(a) For any Participant, who was not a participant in the Norman Plan as of December 31, 1993, as of any date, the monthly retirement benefit determined in accordance with Section 3.01 with Final Average Compensation, Covered Compensation and Credited Service as of such date.

               Notwithstanding any other contrary provision of the Plan, effective January 4, 1989, in calculating the accrued benefit (including the right to any optional benefit provided under the Plan) of any Participant, such Participant shall accrue no additional benefit under the Plan on or after January 4, 1989 to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Income Tax Regulations Section 1.401(b)-1(b)(2)(ii).

               This provision shall be effective until the last day of the first Plan Year commencing in 1994 and shall be effective for such period if and only if the subsequent Tax Reform Act of 1986 amendment is made on or before the last day of the first Plan Year commencing in 1994.

               In addition, the benefit accrued by any Participant during the 1989-1993 Plan Years shall in no event exceed the benefit accrual provided during such Plan Years with respect to such Participant under the terms of the Plan as subsequently amended to comply with the Tax Reform Act of 1986. However, such Participant's accrued benefit shall not be less than what the Participant had accrued as of the last day of the last Plan Year beginning before January 1, 1989.

      1.01(b) For any Participant who was a participant in the Norman Plan as of December 31, 1993, and who is credited with an Hour of Service on or after January 1, 1994, as of any subsequent date, the monthly retirement benefit determined as the sum of (i) and (ii) below:

               (i) The accrued benefit as of December 31, 1993, earned by the Participant under the provisions of the Norman Plan in effect on December 31, 1993; and

              (ii)  The accrued benefit determined in accordance with Section
3.01 of this Plan for periods commencing on and after January 1, 1994, with Final Average Compensation, Covered Compensation and Credited Service as of such date.

 1.02 Actuarial Equivalent means a benefit of equivalent value when computed on the basis of the factors denoted in the Appendix to this Plan.

 1.03 Administrative Committee means the Administrative Committee provided for in Article VIII.

 1.04 Affiliate means an organization which is a member of the same controlled group of organizations [as defined in IRC Sections 414(b), (c),
(m) and (o)] as the Employer but which is not a participating Employer.

 1.05  Annuity Starting Date means:

      1.05(a) the first day of the first period for which an amount is payable as an annuity, or

      1.05(b) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit, or

      1.05(c) the first day of the first period for which a benefit is to be received by reason of Total and Permanent Disability.

 1.06 Approved Absence means the absence of an Employee (a) authorized or approved by his Employer, (b) while in the employ of an Affiliate pursuant to transfer from an Employer, (c) during layoff or furlough while recall rights continue (as determined in accordance with the normal practices of his Employer), (d) who returns to employment within twelve (12) months of his termination of service, or (e) who is on a Maternity or Paternity Absence. Absence of an Employee due to service with the armed services of the United States shall be deemed to be an Approved Absence expiring concurrently with (i) reemployment or (ii) the expiration of any reemployment right provided by law, whichever occurs earlier.

 1.07 Beneficiary means any person designated by a Participant or otherwise entitled to receive such benefits as may become payable under the provisions of the Plan after the death of such Participant.

       The designation of a Beneficiary shall be made on forms provided by the Administrative Committee, and such forms shall be maintained in files held by the Administrative Committee. A Participant may from time to time change the Beneficiary by written notice to the Administrative Committee and, upon such change, the rights of all previously designated Beneficiaries to receive any benefits under the Plan shall cease. If, at the date of death of the Participant, there is no valid and current Beneficiary designation on file with the Administrative Committee, then any death benefits which would have been payable to the Beneficiary shall be payable to the Participant's surviving Spouse, if any; if none, to the Participant's children who survive him, equally; or if none survive, then to the Participant's estate. The interpretation of the Administrative Committee with respect to any Beneficiary designation, subject to applicable law, shall be binding and conclusive upon all parties and no person who claims to be a Beneficiary, or any other person, shall have the right to question any action of the Administrative Committee, which in the judgment of the Administrative Committee fulfills the intent of the Participant who filed such designation.

       If a Beneficiary designated by a Participant is not the Participant's Spouse, then the Spouse's consent shall be required with respect to such alternate Beneficiary for such designation to become effective and must be limited to a benefit for a specfic alternate Beneficiary (or form of benefits). Such consent shall be witnessed by a representative of the Administrative Committee or a notary public. Any change in the designation of an alternate Beneficiary shall also require the consent of the Spouse for such change to become effective. The Administrative Committee may accept an election other than that provided hereunder without the consent of the Spouse if there is no Spouse, the Spouse cannot be located, or such other circumstances as may be prescribed by regulations. Any spousal consent shall only be applicable to the Spouse granting such consent.

 1.08  Board means the board of directors of the Corporation.

 1.09 Compensation means the amounts paid by an Employer to an Employee, amounts paid by an Affiliate to a former Employee of an Employer now employed by an Employer and amounts paid by an Affiliate to a current Employee prior to his transfer to an Employer, for services, including amounts which the Employee could have elected to receive as cash in the current year as taxable income (a) prior to having such amount contributed to a plan which is maintained pursuant to IRC Section 401(k) and/or (b) in lieu of a non-taxable benefit under the Stanley Furniture Company, Inc. Flexible Benefit
Plan which is maintained pursuant to IRC Section 125, but excluding gifts, credits, awards, payments under any incentive or bonus plan, except as otherwise determined by the Administrative Committee, and any special payment authorized by the Board.

       For any Participant who was a participant in the Norman Plan as of December 31, 1993, Compensation for any period prior to January 1, 1994, shall be determined under the provisions of the Norman Plan.

       Effective January 1, 1989, in no event shall Compensation as hereinbefore determined exceed two hundred thousand dollars ($200,000) (or such other legislated amount or such other adjusted amount as determined by the Secretary of Treasury) pursuant to IRC Section 401(a)(17), provided that the increase determined as of January 1 of a calendar year by the Secretary of Treasury shall be effective for Plan Years beginning in such calendar year and retroactive to prior years. In determining the Compensation of an Employee for purposes of this limit, the rules of IRC Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted dollar limit is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of the limit.

       Effective January 1, 1994, the two hundred thousand dollar ($200,000) limit contained above will be one hundred fifty thousand dollars ($150,000), except that increases shall not apply to prior years.

       Compensation of an Employee who is at any time simultaneously in the employ of more than one Employer shall be the sum of such earnings received by the Employee from all such Employers.

 1.10 Compensation and Benefits Committee means the Stanley Furniture Compensation and Benefits Committee provided for in Article VIII.

 1.11 Contributions means the payments as provided herein by the Employer to the Fund.

 1.12 Corporation means Stanley Furniture Company, Inc. (formerly known as Stanley Interiors Corporation), a Delaware corporation, or any successor thereto. The Corporation is the sponsor, the named Fiduciary and the administrator of the Plan for purposes of ERISA as it relates to the employees of each Employer.

 1.13 Covered Compensation means, effective January 1, 1994, for any Participant, the unindexed average, of the Taxable Wage Bases in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the Taxable Wage Base in effect as of the first day of the Plan Year in which the determination is made. A Participant's Covered Compensation for any Plan Year after the thirty-five (35) year period described herein shall be the Participant's Covered Compensation for the Plan Year during which the thirty-five (35) years period ends. A Participant's Covered Compensation for a Plan Year before the thirty-five (35) year period described herein shall be the Taxable Wage Base in effect as of the first day of the Plan Year. A Participant's Covered Compensation shall be adjusted automaticall each Plan Year to reflect changes in the Taxable Wage Base.

       For purposes of determining the amount of a Participant's Covered Compensation under this Section 1.13, the Plan shall use tables published by the Internal Revenue Service for rounding the actual amounts of Covered Compensation for different years of birth.

 1.14 Credited Service means the period of time determined in accordance with Sections 1.14(a) and 1.14(b), subject to Sections 1.14(c), 1.14(d), 1.14(e), 1.14(f), 1.14(g) and 1.14(h) below.

 1.14(a) For Periods Prior to January 1, 1993 - Credited Service shall be the total number of years and completed months of Past Service and Future Service through December 31, 1992.

          (i) Past Service shall be the continuous employment of a Participant prior to the Effective Date of the Plan, less any period of Service required for eligibility applicable to the Participant. No Past Service shall be credited to any Employee who voluntarily failed to participate (or waived his participation) in this Plan or a Pre-existing Plan.

         (ii) Future Service for periods commencing on January 1, 1976, through December 31, 1992, shall be the continuous employment of an Employee after he becomes eligible for participation in the Plan.

       1.14(b) For Periods Commencing on and After January 1, 1993 - For periods commencing on and after January 1, 1993, Credited Service shall be the total number of Plan Years in which an Employee completes one thousand (1,000) or more Hours of Service, after the date on which he becomes eligible for participation in the Plan.

       Credited Service shall not include any period of service with the Employer or an Affiliate which occurred on or after June 1, 1988, during which neither the Plan nor a Pre-existing Plan was maintained.

       1.14(c) For purposes of this Plan, Credited Service shall be preserved during an Employee's Approved Absence, but no Credited Service shall be granted for any complete calendar year which occurs after the applicable Effective Date and during which an Employee was on an Approved Absence and received no Compensation; provided however, that an Employee will receive Credited Service while on Approved Absence due to service in the armed forces of the United States. An Employee who transfers employment to that of an Affiliate shall have his Credited Service preserved only to the extent that it does not result in any duplicate coverage, as determined by the Administrative Committee.

       1.14(d) For periods prior to January 1, 1993, upon the reemployment by an Employer or Affiliate of a Participant who terminated employment without any vested benefit, the Participant shall receive Credited Service
(a) for continuous employment prior to his termination, if the period of his break in employment is equal to or less than the greater of five (5) years or the period of employment prior to the break (provided that the Participant completes one (1) year of Service after a one (1) year or longer break in employment), or (b) for the period of the break in employment, if the Participant is reemployed within the twelve (12) month period subsequent to the date of his termination of employment.

       1.14(e) For periods commencing on and after January 1, 1993, upon reemployment by an Employer or an Affiliate of a Participant who terminated employment without any vested benefit, the Participant shall receive Credited Service in accordance with Sections 1.14(a) and (b) for continuous employment prior to his termination, if the number of his One Year Breaks in Service, when added to the period of his break in employment prior to January 1, 1993, if applicable, are equal to or less than the greater of five (5) years or the period of employment prior to the break (provided that the Participant completes one (1) Year of Service after incurring one (1) or more One Year Breaks in Service).

       Upon the reemployment of a Participant who had terminated with a deferred vested benefit, the Participant shall receive Credited Service for any year in which he had Compensation.

       1.14(f) Special Rule for Former Employees of the Raleigh Road Furniture Corporation - For Participants who were employees the Raleigh Road Furniture Corporation on December 31, 1986, Credited Service shall include service with such company after December 31, 1985, for purposes of determining benefit accruals only.

       1.14(g) Special Rule for Former Participants in the Norman Plan - For Participants who participated in the Norman Plan, Credited Service for purposes of determining the Participant's Accrued Benefit shall include all years of Credited Service credited prior to January 1, 1994, under the Norman Plan. Past Credited Service for Employees not participating in the Norman Plan shall be determined commencing on the date the Employer became a member of the Corporation's controlled group of corporations.

       1.14(h) Any Employee who was excluded from participation in the Plan for periods prior to January 1, 1988, because he had attained age sixty (60) at his initial employment date and who completes an Hour of Service on or after January 1, 1988, shall receive Credited Service in accordance with the provisions of this Section 1.14.

 1.15  Defined Benefit Plan means a plan established and qualified under IRC
Section 401 or 403, except to the extent it is, or is treated as, a Defined Contribution Plan.

 1.16 Defined Contribution Plan means a plan established and qualified under IRC Section 401 or 403 which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income and expenses or gains or losses (both realized and unrealized) which may be allocated to such accounts.

 1.17 Delayed Retirement Date means the first day of any month coinciding with or next following the actual date the Participant severs his employment with the Employer after his Normal Retirement Date.

 1.18 Disability Retirement Date means the first day of any month prior to a Participant's Normal Retirement Date which coincides with or next follows a determination by the Administrative Committee that the Participant is Totally and Permanently Disabled.

 1.19 Early Retirement Date means the first day of any month prior to a Participant's Normal Retirement Date; provided, that the Participant has attained age fifty-five (55) and completed at least ten (10) years of Service with any Employers subject to this Plan. A Participant may elect early retirement by providing written notice to the Administrative Committee at least thirty (30) days in advance.

 1.20 Effective Date means January 1, 1976, or such later date as of which an Employer shall have adopted the Plan for its Employees. The Effective Date of this amendment and restatement shall be January 1, 1989.

 1.21 Employee means any person employed by the Employer, as determined under the Employer's normal practices, but excluding:

       1.21(a) any person earning service for benefits under another Company-sponsored retirement plan and is a member of a collective bargaining unit;

       1.21(b) any former Employee of an Employer who has been transferred to the employment of an Affiliate, unless the transferred person waives his rights to future service benefits under the Plan;

       1.21(c) any person who is on Approved Absence and who was such an employee immediately prior to such Approved Absence;

       1.21(d) any person who is considered a leased employee within the definition of IRC Section 414(n); and

       1.21(e)  any person who is employed as an Outlet Store Sales Clerk.

       A leased employee is any person other than an employee of the Employer who pursuant to an agreement between the Employer and any other person (leasing organization) has performed services for the Employer or for the Employer and related persons, determined in accordance with IRC Section 414(n)(6), on a substantially full time basis for a period of at least one
(1) year, and such services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

 1.22 Employer means, collectively or individually as the context may indicate, the Corporation and any other organization which (a) is a member of the same controlled group of organizations as the Corporation as determined pursuant to IRC Sections 414(b), (c), (m) and (o), (b) the Compensation and Benefits Committee shall have authorized to adopt the Plan, and (c) by taking appropriate action shall have adopted the Plan and become signatory to the Trust Agreement; or any successor to one or more of such entities.

 1.23 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

 1.24 Fiduciary means the Corporation, Employer, Trustee, Administrative Committee, Compensation and Benefits Committee, Investment Policy Committee and any individual, corporation, firm or other entity which assumes in accordance with Article VIII responsibilities of the Corporation, Employer, Trustee, Administrative Committee, Compensation and Benefits Committee, or Investment Policy Committee respecting management of the Plan or the disposition of its assets.

 1.25 Final Average Compensation means the average annual Compensation of a Participant from January 1, 1987, through the date of his retirement from continuous employment with an Employer or Affiliate. For Participants who participated in the Norman Plan, Final Average Compensation means the average annual Compensation ofsuch Participant from January 1, 1992, through the date of his retirement from continuous employment with an Employer or Affiliate. If a Participant retires with less than five (5)years of such annual Compensation, Compensation for years immediately prior to January 1, 1987, shall be considered to the extent necessary to bring the Participant's total years of Compensation used in the average calculation to five (5). Effective January 1, 1993, and notwithstanding anything contained herein to the contrary, if a Participant's Compensation in the year of his retirement or termination would increase such average but for the fact that a full year of employment had not been completed, such Compensation shall be included in the average.

 1.26  Fund means the trust fund created in accordance with Article VII.

 1.27  Highly Compensated Employee means:

       1.27(a)  Any employee who during the Plan Year or preceding twelve
(12) month period meets one of the following criteria --

           (i) was at any time a Five Percent (5%) Owner of the Employer or Affiliate;

          (ii) received maximum Compensation from the Employer or Affiliate in excess of seventy-five thousand dollars ($75,000) (or such larger amount as may be determined by the Secretary of the Treasury);

         (iii) received Maximum Compensation from the Employer or Affiliate in excess of fifty thousand dollars ($50,000) (or such larger amount as may be determined by the Secretary of the Treasury) and was in the top-paid group consisting of the top twenty percent (20%) of the employees (considering all employees of the Employer or Affiliate) when ranked on the basis of Maximum Compensation during such Plan Year; or

         (iv) was at any time an officer and received Maximum Compensation greater than fifty percent (50%) of the amount in effect under IRC Section 415(b)(1)(A) for such Plan Year. If, for any Plan Year, no officer of the Employer or Affiliate is identified pursuant to this Section, the highest paid employee of the Employer or Affiliate for such Plan Year shall be treated as Highly Compensated Employee. No more than fifty (50) employees or, if lesser, the greater of three (3) employees or ten percent (10%) of employees, shall be treated as officers.

       An employee shall be considered a Highly Compensated Employee for purposes of Section 1.27(a)(i) if he was a Five Percent (5%) Owner of the Employer or Affiliate in the Plan Year of determination or the preceding Plan Year. An employee shall not be considered a Highly Compensated Employee for purposes of Sections 1.27(a)(ii), 1.27(a)(iii) and 1.27(a)(iv) if he was a Highly Compensated Employee in the current Plan Year but was not a Highly Compensated Employee in the preceding Plan Year unless such employee is a member of the group consisting of the one hundred (100) employees paid the greatest Maximum Compensation by the Employer or an Affiliate during the Plan Year for which such determination is being made.

       If an employee is a Family Member of another employee who is (i) a Five Percent (5%) Owner of the Employer or Affiliate, or (ii) one (1) of the top ten (10) highest paid employees of the Employer or Affiliate in the current or preceding Plan Year, the Maximum Compensation paid to and Contributions made on behalf of such Family Member shall be deemed to have been made on behalf of such employee. In calculating the Maximum Compensation paid to such Family Member, the Maximum Compensation of the Employee, the Employee's spouse and any lineal descendants under the age of nineteen (19) shall be limited to two hundred thousand dollars ($200,000), as adjusted by the Secretary of Treasury.

       Any former employee shall be treated as a Highly Compensated Employee if such employee was a Highly Compensated Employee (1) when he terminated employment, or (ii) in any year following attainment of age fifty-five (55). In addition, an employee who works only on a de minimis amount of service may be considered a Highly Compensated Employee.

       1.27(b) The following employees shall be excluded for purposes of determining who is in the top-paid group under Section 1.27(a)(iii):

           (i)  employees who have not completed six (6) months of service;

          (ii) employees who normally work less than seventeen and one-half (17 1/2) hours per week;

         (iii) employees who normally work not more than six (6) months during any year;

          (iv)  employees who have not attained age twenty-one (21);

           (v) except to the extent provided in regulations, employees who are included in a collective bargaining agreement between employee representatives and an Employer or Affiliate; and

          (vi) Employees who are nonresident aliens and who receive no earned income, within the meaning of the IRC Section 911(d)(2), from an Employer or Affiliate which constitutes income from sources within the United States, within the meaning of IRC Section 861(a)(3).

       1.27(c) For purposes of this Section, the following definitions shall apply:

           (i) The term "Family Member" as used herein shall mean with respect to any employee, such employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         (ii) The term "Five Percent (5%) Owner" shall have the same meaning as specified in IRC Section 416(i).

       1.27(d) The determination of Maximum Compensation for purposes of determining who is a Highly Compensated Employee shall be made without regard to IRC Sections 125, 402(a)(8), and 402(h)(1)(B), and in the case of contributions by the Employer made pursuant to a salary reduction agreement, without regard to IRC Section 403(b).

 1.28  Hours of Service means the sum of:

       1.28(a) Each hour for which an employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period.

       1.28(b) Each hour for which an employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty or leave of absence. However, the determination of hours under this Section 1.28(b) shall be subject to the following restrictions:

           (i) No more than five hundred one (501) hours shall be credited to an employee during any single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period).

          (ii) No hours shall be credited to an employee if payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws.

         (iii) Hours shall not be credited for a payment which solely reimburses an employee for medical or medically related expenses incurred by the employee.

       1.28(c) Each hour for which an employee is paid, or entitled to payment, by the Employer on account of an Approved Absence during which no duties are performed and any other periods in which an employee was not paid or entitled to payment and presumably would have performed services for the Employer but for the fact that the employee was on an Approved Absence.

       1.28(d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer provided that the same hours shall not be credited both under Sections 1.28(a), 1.28(b), or 1.28(c) and 1.28(d) hereunder.

       Hours of Service shall not include any period during which the employee was employed by a predecessor of the Employer, unless the predecessor's organization maintained the Plan or a predecessor plan, or credit for such period of employment otherwise is granted under the Plan.

       Hours of Service under Sections 1.28(a), 1.28(c) and 1.28(d) shall be determined from the Employer records. Hours of Service under Section 1.28(b) shall be determined in accordance with Department of Labor Regulations 2530.200b-2. Hours of Service hereunder shall be credited to the appropriate computation period in accordance with Department of Labor Regulation 2530.200b-2(c).

       Notwithstanding anything herein to the contrary, nothing in this
Section 1.28 shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law.

 1.29 Investment Policy Committee means the Retirement Plan Investment Policy Committee provided for in Article VIII.

 1.30 IRC means the Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the IRC shall be deemed to include any applicable regulations and rulings pertaining to such section and also shall be deemed a reference to comparable provisions of future laws.

 1.31 Limitation Year means the twelve (12) month period commencing on January 1 and ending on December 31.

 1.32 Maternity or Paternity Absence means an absence from work for any period by reason of (i) pregnancy of the Employee, (ii) birth of a child to the Employee, (iii) placement of a child with the Employee in connection with the adoption of such child, or (iv) absence for purposes of caring for such child for a period immediately following such birth or placement.

 1.33 Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee.

 1.34 Normal Retirement Age means the later of (a) the date on which a Participant attains the age of sixty-five (65) or (b) the fifth (5th) anniversary of the date the Participant commenced participation in the Plan.

 1.35 Normal Retirement Date means the first day of the month coinciding with or next following the date on which the Participant attains his Normal Retirement Age.

 1.36 Norman Plan means the Pension Plan of R. W. Norman Division of Stanley Interiors Corporation.

 1.37 One Year Break in Service means, for periods commencing on and after January 1, 1993, a Plan Year during which a terminated Employee has not
completed more than five hundred (500) Hours of Service.   The number of
Hours of Service shall be determined in accordance with Section 1.28, except that a One Year Break in Service shall not be deemed to have occurred if the failure to complete more than five hundred (500) Hours of Service is due solely to an Approved Absence.

       For periods commencing on or after January 1, 1985, and to the extent not already credited, Hours of Service shall be credited solely for purposes of determining whether a One Year Break in Service has occurred with respect to an Employee who is absent from work regardless of whether the Employee is paid for such absence for an Approved Absence due to Maternity or Paternity Absence. Hours of Service to be credited for such purpose shall be:

         (i) the Hours of Service which otherwise normally would have been credited to such Employee but for such absence; or

        (ii) in any case in which the Administrative Committee is unable to determine the hours in (i) above, eight (8) Hours of Service per normal work day of absence.

       The total number of hours treated as Hours of Service by reason of any Maternity or Paternity Absence shall not exceed five hundred one (501) hours. The hours in items (i) and (ii) above shall be treated as Hours of Service hereunder:

       (iii) only in the Plan Year in which the Maternity or Paternity Absence from work begins, if an Employee would be prevented from incurring a One Year Break in Service in such Plan Year solely because the period of Maternity or Paternity Absence is treated as Hours of Service; or

        (iv)  in any other case, in the immediately following Plan Year.

       Further, the Administrative Committee may request that the Employee furnish any information the Administrative Committee may require to establish that the absence is for the reasons hereinbefore provided and the number of days for which there was such an absence. If such information is not submitted in a timely manner, no Hours of Service shall be credited under this Section.

       For periods commencing on or after August 5, 1993, and to the extent not already credited, Hours of Service shall be credited solely for purposes of determining whether a One Year Break in Service has occurred with respect to an Employee who is absent from work, regardless of whether the Employee is paid for such absence, under the provisions of the Family and Medical Leave Act of 1993.

 1.38 Participant means any Employee who becomes a Participant as provided in Article II.

 1.39 Plan means the Stanley Retirement Plan, as contained herein or as duly amended.

 1.40 Plan Year means each twelve (12) month period beginning on January 1 and ending on December 31.

 1.41 Pre-existing Plan means any retirement plan of the Stanley Furniture Company Division (formerly a division of The Mead Corporation and, as of November 28, 1979, a division of the Corporation) in effect immediately prior to the Effective Date as to any group or unit of employees.

 1.42 Service means the period of time determined in accordance with Sections 1.42(a) and 1.42(b), subject to Sections 1.42(c), 1.42(d), 1.42(e),
1.42(f), 1.42(g) and 1.42(h) below.

      1.42(a) For Periods through December 31, 1992 - Service includes all service performed as a full-time employee after the attainment of age seventeen (17), including time on Approved Absence. For a full-time employee, Service commences on the initial date of employment of an Employee, or if later, his seventeenth birthday and shall cease upon termination of employment. For part-time or seasonal employees, Service commences on the first day of the first period of twelve (12) consecutive months in which the Employee (a) accumulates one thousand (1,000) or more Hours of Service and (b) has attained seventeen (17) or more years of age on the first day of such twelve (12) month period. Thereafter, the part-time or seasonal employee shall be treated as a full-time employee.

      1.42(b) For Periods Commencing on and After January 1, 1993 - Service includes all service performed as a full-time employee after the attainment of age seventeen (17) including time on Approved Absence. Service commences on the first day of the Plan Year in which the employee (a) accumulates 1,000 or more Hours of Service and (b) has attained seventeen (17) ore more years of age as of the first day of such Plan Year.

      1.42(c) Any Employee who was excluded from participation in the Plan for periods prior to January 1, 1988, because he had attained age sixty (60) at his initial date of employment and who completes an Hour of Service on or after January 1, 1988, shall receive Service in accordance with the provisions of this Section 1.42 for such period of employment.

      1.42(d) Service, for former employees of United Globe Company, Burlington Industries, Inc., and United Furniture Company who were hired by the Raleigh Road Furniture Corporation prior to April 1, 1986, and who were employees of such corporation on December 31, 1986, shall include service with all such corporations for purposes of vesting, eligibility to participate, and eligibility for early retirement. Service for all other former employees of the Raleigh Road Furniture Corporation who were employed by such corporation on December 31, 1986, shall include all service with such corporation for purposes of vesting, eligibility to participate, and eligibility for early retirement.

      1.42(e) Service, for Employees who were participants in the Norman Plan as of December 31, 1993, shall include service with such division for purposes of vesting, eligibility to participate, and eligibility for early retirement.

       For purposes of determining vesting in accordance with Section 5.01:

      1.42(f) Periods of paid or unpaid leave taken pursuant to the Family and Medical Leave Act of 1993 shall be included;

      1.42(g) Periods of employment with an Affiliate which would have constituted Service had the Employee been employed by the Employer shall be included as if such periods had been performed for the Employer; and

      1.42(h) Periods of employment with the Employer other than as an Employee which would have constituted Service had the Employee been employed as an Employee shall be included as if such periods had been performed as an Employee.

 1.43 Social Security Retirement Age means the retirement age under Section 216(l) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were sixty-two (62).

 1.44  Spouse means the person to whom the Participant is legally married.

 1.45 Surviving Spouse means, as of any date, the person to whom the Participant has been legally married throughout the one (1) year period immediately preceding such date.

 1.46  Taxable Wage Base means the contribution and benefit base under
Section 230 of the Social Security Act in effect as of the beginning of each Plan Year.

 1.47 Total and Permanent Disability or Total and Permanently Disabled means disability resulting from a demonstrable injury or disease which will permanently, continuously and wholly prevent an Employee who is a Participant from engaging in any occupatio or performing any work for remuneration or profit; provided, that this term shall not include any injury or disease which (i) was contracted, suffered or incurred while the Participant engaged in, or resulted from his having engaged in, a criminal enterprise,
(ii) was intentionally self-inflicted, (iii) arose out of service in the armed forces of any country, or (iv) arose as a result of employment with or while working for an Affiliate (other than an Employer). In determining whether or not a Participant is Totally and Permanently Disabled, the Administrative Committee may require the Participant to submit to a physical examination at any reasonable time or times by one (1) or more physicians approved by the Administrative Committee. Refusal by a Participant to submit to any physical examination shall be deemed to constitute recovery from disability for purposes of the Plan.

 1.48 Trust Agreement means the agreement entered into between the Employer and the Trustee pursuant to Article VII.

 1.49 Trustee means such individual, individuals or financial institution, or a combination of them as shall be designated in the Trust Agreement to hold in trust the assets of the Plan and shall include any successor Trustee to the Trustee initially designated thereunder.

 1.50 Year of Service means, for periods through December 31, 1992, any consecutive period of twelve (12) months of service. Commencing January 1, 1993, Year of Service means, for any Employee, a stated twelve (12) consecutive month period during which the Employee completed one thousand (1,000) or more Hours of Service, including time on Approved Absence. For Employees who were participants in the Norman Plan, Years of Service prior to January 1, 1994, shall be determined in accordance with the provisions of the Norman Plan.

       If an Employee is simultaneously in the employ of more than one Employer or is transferred from the employment of one Employer to the employment of another Employer, the number of Hours of Service completed during any twelve (12) consecutive month period shall be the sum of the number of Hours of Service completed for each Employer during such period.

       For purposes of determining eligibility in Article II:

         1.50(a) Periods of paid or unpaid leave taken pursuant to the Family and Medical Leave Act of 1993 shall be included;

         1.50(b) Periods of employment with an Affiliate which would have constituted a Year of Service had the Employee been employed by the Employer shall be included as if such periods had been performed for the Employer; and

         1.50(c) Periods of employment with the Employer other than as an Employee which would have constituted a Year of Service had the Employee been employed as an Employee shall be included as if such periods had been performed as an Employee.
                                   ARTICLE II
                      ELIGIBILITY AND PARTICIPATION


 2.01 Eligibility - Each person who was a Participant on December 31, 1988, shall continue as a Participant after such date, subject to the provisions hereinafter contained.

       For periods through December 31, 1992, each person (a) who becomes an Employee and (b) who completes at least one (1) year of Service on or after the later of (i) January 1, 1989, or (ii) the Effective Date shall be eligible to become a Participant, and shall continue to be eligible so long as he meets such requirements.

       Effective for periods commencing on and after January 1, 1993, each person (c) who becomes an Employee, (d) who has attained age seventeen (17) and (e) who has completed at least one (1) Year of Service subsequent to the date on which he completes his first Hour of Service shall automatically be eligible to become a Participant upon the completion of the above requirements and shall continue to be eligible so long as he meets such requirements. Upon the completion of the first twelve (12) month period, the twelve (12) month period for determining the Year of Service shall be based on Plan Years starting with the Plan Year in which occurs the first anniversary of the date on which an Employee completed the applicable first Hour of Service.

       Any employee who was previously excluded from participation because he had attained age sixty (60) at his initial date of employment and who completes an Hour of Service on or after January 1, 1988, shall be eligible to become a Participant as of January 1, 1988, provided he has otherwise met the requirements for participation. If such an Employee is not eligible for participation as of January 1, 1988, because he does not otherwise meet the requirements for participation, he shall be eligible for participation following his satisfaction of the eligibility requirements.

 2.02 Eligibility on Reemployment - If an Employee ceases to be a Participant due to his termination of employment and later is reemployed, he once again shall become a Participant on his reemployment date.

 2.03 Eligibility for Participation - Each Employee, who has been included in a Pre- existing Plan immediately before the applicable Effective Date, shall be eligible to be included in this Plan as of such date, and shall automatically be included in this Plan as a Participant as of such date (subject to the provisions of Section 2.04), unless within thirty
(30) days after such Effective Date (or such other period as shall be determined by the Administrative Committee) he shall notify his Employer that he elects not to be included. Any employee who notifies his Employer shall thereafter be eligible to enter this Plan only to the extent that he meets the eligibility requirements in Section 2.01.

       Notwithstanding the preceding, any managerial Employee who, because of special arrangements outside of the terms of any retirement plan, shall be deemed by the
Compensation and Benefits Committee to be ineligible for inclusion in this Plan, shall be excluded from participation in the Plan.

       An Employee of an Employer who was transferred from an Affiliate shall be ineligible for participation in the Plan if he continues to accrue credited service under the terms of any other qualified retirement plan maintained by the Affiliate.

 2.04 Conditions to Participation - Participation in this Plan by any eligible employee shall be contingent upon receipt by his Employer of such consents, proofs of birth, elections, beneficiary designations, and other information as shall be prescribed by the Administrative Committee. For this purpose, any such consents, proofs of birth, elections, beneficiary designations, or other documents or information, previously furnished by an
Employee in connection with a Pre-existing Plan, shall be accepted by the Administrative
Committee for purposes of this Plan, if, in its judgment, they are sufficient and proper, and the rights of the Employee are not impaired in any way. Each eligible Employee shall have thirty (30) days, or such additional time as may be determined to be appropriate, from his date of eligibility in which to elect not to become a Participant.

 2.05 Reemployment of Retired Participants - If a Participant is reemployed as an
Employee after the commencement of a retirement benefit due to retirement at his Early
Retirement Date or the commencement of a benefit in accordance with the provisions of
Section 5.02 but prior to the attainment of his Normal Retirement Age, his retirement benefit shall be discontinued. The Participant's rights to future benefits under the Plan shall be subject to redetermination upon any subsequent termination of employment or retirement under the Plan in accordance with the Plan provisions then in effect. Any benefits thereafter payable shall be adjusted to reflect the Actuarial Equivalent value of the retirement benefits received by the Participant in the period during which he was in receipt of a retirement benefit. Notwithstanding the preceding, the monthly retirement benefit thereafter payable shall not be less than the monthly retirement benefit payable immediately before his latest reemployment plus the Actuarial Equivalent of any monthly retirement benefit suspended while the Participant is not employed in service as described in Department of Labor Regulations 2530.203-3(c)(1).

       Notwithstanding the preceding, if a Participant is reemployed as an Employee after the commencement of his monthly retirement benefit due to retirement at his Early
Retirement Date or the commencement of a benefit in accordance with the provisions of
Section 5.02 and such Participant is scheduled to work less than one thousand (1,000) Hours of Service during any Plan Year, he shall continue to receive the monthly retirement benefit payment determined and paid in every respect as if he were no longer employed by the Employer. Any such Participant shall be entitled to an additional monthly retirement benefit upon his subsequent termination of employment based on any accrual earned during his period of reemployment as indicated in the Appendix.

       If a Participant is reemployed as an Employee after the commencement of his monthly retirement benefit under any of the provisions of the Plan and after attainment of his
Normal Retirement Age, he shall continue to receive the monthly retirement benefit payment determined and paid in every respect as if he were no longer employed by the
Employer. Any such Participant shall be entitled to an additional monthly retirement benefit upon his subsequent termination of employment based on any accrual earned during his period of reemployment after his Normal Retirement Age as indicated in the
Appendix.

 2.06 Change in Employment Status - A Participant who ceases to be an Employee as defined in Section 1.21 due to a change in employment status while remaining an employee of the Employer shall cease to accrue Credited Service as of the date of such change in employment status, but he shall continue to earn Service and become a limited Participant until such time as he again becomes an Employee as defined in Section 1.21. If the limited
Participant does not again become an Employee as defined in Section 1.21 prior to his termination of employment, the amount, if any, of the benefits to which he is entitled shall be determined based on his Credited Service as of the date of his change in employment status and Service as of the date of his termination of employment including
Service earned while a limited Participant.

       If an employee of the Employer becomes an Employee as defined in
Section 1.21 due
to a change in employment status with the Employer, he shall become eligible for participation as of the date of his change in employment status provided he satisfies the requirements of Article II as if he had been an Employee during such prior period of employment. If such an Employee becomes a Participant, he shall receive Credited Service only from the date of such change in employment status and Service from his date of employment in accordance with the provisions of Section 1.42.
                                        ARTICLE III
                                     RETIREMENT BENEFITS


 3.01  Normal Retirement Benefit - Upon retirement at his Normal Retirement
Date, a
Participant shall receive a monthly retirement benefit which shall commence on his retirement date and shall be paid in accordance with Article IV. The amount of such monthly retirement benefit shall be equal to the benefit determined under the applicable
Section 3.01(a), 3.01(b) or 3.01(c) below:

        3.01(a) Normal Retirement Prior to January 1, 1994 - The amount of the Participant's monthly retirement benefit shall be equal to one-twelfth (1/12) of the sum of
(i) and (ii)
following:

            (i) Seventy-five one-hundredths of one percent (.75%) of the Participant's Final
Average Compensation multiplied by his Credited Service up to a maximum of thirty-seven (37) years; and,

           (ii)  One-half of one percent (.50%) of the Participant's Final
Average
Compensation in excess of his Covered Compensation multiplied by his Credited Service up to a maximum of thirty-five (35) years.

       3.01(b) Normal Retirement On and After January 1, 1994 - The amount of the
Participant's monthly retirement benefit shall be equal to the larger of (i),
(ii) and (iii), if
applicable, as follows:

           (i)  One-twelfth (1/12) of the sum of (A) and (B) following:

        (A) Seventy-five one-hundredths of one percent (.75%) of the Participant's Final
Average Compensation multiplied by his Credited Service; and

        (B) One-half of one percent (.50%) of the Participant's Final Average Compensation in excess of his Covered Compensation multiplied by his Credited Service up to a maximum of thirty-five (35) years;

          (ii) For Participants under the Plan as of December 31, 1993, the Participant's
Accrued Benefit determined in accordance with the provisions of Sections 1.09, 1.14 and
3.01 as in effect on December 31, 1993; and

         (iii) For any Participant whose Compensation exceeds the limitations imposed by
IRC Section 401(a)(17), the sum of (A) and (B) following:

        (A) For Participants in the Plan as of December 31, 1993, the Participant's Accrued
Benefit determined in accordance with the provisions of Sections 1.09, 1.14 and 3.01 as in effect on December 31, 1993; and

        (B) Seventy-five one-hundredths of one percent (.75%) of the Participant's Final
Average Compensation multiplied by his Credited Service on and after January 1, 1994, plus one-half of one percent (.50%) of the Participant's Final Average Compensation in excess of his Covered Compensation multiplied by his Credited Service effective on and after January 1, 1994, up to a maximum of thirty-five (35) years less the Participant's
Credited Service as of December 31, 1993;
             provided, however, that Final Average Compensation will be determined from
January 1, 1994 through the date of the Participant's termination or retirement. In the event the years of Final Average Compensation do not equal five (5), years prior to
January 1, 1994 will be used to bring the number of years up to five (5).

       3.01(c)  Normal Retirement Benefit for Participants of the Norman Plan
- For any
Participant who was a participant in the Norman Plan as of December 31, 1993, who is credited with an Hour of Service on or after January 1, 1994 and who subsequently retires under the provisions of this Plan, the amount of such Participant's monthly retirement benefit shall be equal to the sum of (i) and (ii) following:

          (i) The accrued benefit as of December 31, 1993, earned by the Participant under the provisions of the Norman Plan in effect on December 31, 1993; and

         (ii)  The sum of (A) and (B) following:

      (A) Seventy-five one-hundredths of one percent (.75%) of the Participant's Final
Average Compensation multiplied by his Credited Service on and after January 1, 1994;
and

      (B) One-half of one percent (.50%) of the Participant's Final Average Compensation in excess of his Covered Compensation multiplied by his Credited Service effective on and after January 1, 1994, up to a maximum of thirty-five (35) years less the Participant's
Credited Service as of December 31, 1993;

           provided, however, that Final Average Compensation will be determined from
January 1, 1994 through the date of the Participant's termination or retirement. In the event the years of Final Average Compensation do not equal five (5), years prior to
January 1, 1994 will be used to bring the number of years up to five (5).

 3.02 Delayed Retirement Benefit - Upon retirement at his Delayed Retirement Date, a
Participant shall receive a monthly retirement benefit which shall commence on the date of his retirement and shall be paid in accordance with Article IV. The amount of the monthly retirement benefit shall be the larger of Section 3.02(a) and Section 3.02(b)
following:

       3.02(a) For periods through December 31, 1993, a monthly retirement benefit determined in the same manner as for retirement at his Normal Retirement Date with
Final Average Compensation and Credited Service up to a maximum of thirty-seven (37) years computed as of his Delayed Retirement Date and Covered Compensation computed as of the earlier of his Delayed Retirement Date or his Social Security Retirement Age.
For periods commencing on and after January 1, 1994, a monthly retirement benefit determined in the same manner as for retirement at his Normal Retirement Date with
Final Average and Credited Service computed as of his Delayed Retirement Date and
Covered Compensation computed as of the earlier of his Delayed Retirement Date or his
Social Security Retirement Age.

       3.02(b) A monthly retirement benefit determined in the same manner as for retirement at his Normal Retirement Date with Final Average Compensation, Credited
Service and Covered Compensation computed as of the earlier of his Normal Retirement
Date or his Social Security Retirement Age and the benefit shall be increased so that such monthly retirement benefit shall be the Actuarial Equivalent, as of his Delayed
Retirement Date, of the monthly retirement benefit that would have been payable had he retired on his Normal Retirement Date.

 3.03  Early Retirement Benefit - Upon retirement at his Early Retirement
Date, a
Participant shall receive a monthly retirement benefit which shall commence on his
Normal Retirement Date and shall be paid in accordance with Article IV. The amount of the monthly retirement benefit shall be the Participant's Accrued Benefit as of his Early
Retirement Date.

       Notwithstanding anything contained herein to the contrary, a Participant who retires at an Early Retirement Date shall have the right to elect, in writing, to receive his retirement benefit commencing as of his Early Retirement Date or on the first day of any month thereafter which precedes his Normal Retirement Date. If the Participant makes the election to receive his retirement benefit at an earlier commencement date, the amount of monthly retirement benefit payable at such earlier commencement date shall be the
Participant's Accrued Benefit as of his Early Retirement Date reduced by the Actuarial
Equivalent factors for early retirement to reflect the period by which the benefit commencement date precedes what otherwise would be the Participant's Normal Retirement Date.

 3.04 Disability Retirement Benefit - Upon retirement at his Disability Retirement Date, a
Participant shall receive a monthly retirement benefit which shall commence on his
Normal Retirement Date, if he is then living, and shall be paid in accordance with Article
IV. The amount of the monthly retirement benefit shall be the Participant's Accrued
Benefit as of his Disability Retirement Date.

       Notwithstanding anything contained herein to the contrary, a Totally and
Permanently Disabled Participant shall have the right to elect, in writing, to receive his retirement benefit commencing as of his Disability Retirement Date or on the first day of any month thereafter which precedes his Normal Retirement Date. If the Totally and
Permanently Disabled Participant makes the election to receive his retirement benefit at an earlier commencement date, the amount of monthly retirement benefit payable at such earlier commencement date shall be the Participant's Accrued Benefit as of his Disability
Retirement Date.

       If a Totally and Permanently Disabled Participant in receipt of or eligible for a monthly retirement benefit in accordance with this Section 3.04 recovers to the extent that he is no longer Totally and Permanently Disabled, he no longer shall be entitled to a disability retirement benefit hereunder. If the Totally and Permanently Disabled
Participant had elected to commence his monthly disability retirement benefit, his disability retirement benefit shall then cease.

       A Participant may elect not to receive the disability retirement benefit provided under this Section 3.04 and shall also be ineligible to receive any form of early retirement benefit under Section 3.03. If a Participant who has made such an election is determined by the Administrative Committee to be Totally and Permanently Disabled, he shall be treated for purposes of the Plan as though he were on an Approved Absence. Upon attaining his Normal Retirement Date, he shall be eligible to receive a normal retirement benefit in accordance with the provisions of Section 3.01.

       The election to waive a disability retirement benefit shall be made in writing to the
Administrative Committee prior to the Participant's commencing any form of retirement income benefit, and may be revoked in writing to the Administrative Committee at any time prior to the date the Participant would otherwise be eligible to commence a retirement benefit under this Plan, but no such election or revocation shall have any retroactive effect. In the event of such revocation, the amount of such Participant's disability retirement benefit shall be determined as his Accrued Benefit as of the date he was determined to be Totally and Permanently Disabled and the Participant shall again be eligible to commence a retirement benefit under Section 3.03 of this Plan.

       In no event shall the disability benefit provided under this Section be payable prior to the Participant's attainment of his Normal Retirement Date for any period in which wages or salary are payable to him from any source.

       The amount of disability benefit under this Section 3.04 shall be inclusive of and, in no event, less than the Actuarial Equivalent of any disability benefit which shall have accrued to the credit of the Participant with respect to service under any Pre-existing
Plans prior to becoming included in this Plan.

 3.05 Pre-1970 Minimum Retirement Income - Any employee who was a Participant in the pre-existing Employee's Retirement Plan of Stanley Furniture Company at its Stanleytown or Ferrum, Virginia plants on March 31, 1970, shall be eligible for a minimum retirement benefit upon his retirement or termination with a vested benefit. Such benefit shall be equal to the sum of Sections 3.05(a) and 3.05(b) below:

       3.05(a) Years Prior to April 1, 1970 - An annual amount determined under the provisions of the pre-existing Employee's Retirement Plan of Stanley Furniture Company as in effect on March 31, 1970, as follows:

           (i) One-half of one percent (.50%) multiplied by the Participant's Final Average
Earnings on January 1, 1976, multiplied by his years of Credited Service (with proportionate allowance for completed months); plus

          (ii) An additional one percent (1%) of Final Average Earnings on January 1, 1976, in excess of four thousand eight hundred dollars ($4,800) multiplied by his years of
Credited Service (with proportionate allowance for completed months);

         (iii) The total of (i) and (ii) shall be multiplied by a fraction, the numerator of which is the Participant's Service prior to April 1, 1970, and the denominator of which is his total Service at his date of retirement or termination of service;

       3.05(b) Years Subsequent to March 31, 1970 - The Participant's retirement income determined under Section 3.01, 3.02, 3.03, or 3.04 of the Plan (whichever is applicable), multiplied by a fraction, the numerator of which is the Participant's Service after March
31, 1970, and the denominator of which is his total Service at his date of retirement or termination of employment.

 3.06 Relationship to Retirement Income Under Pre-existing Plan - The amount of retirement income determined in Section 3.01 shall be inclusive of and, in no event, less than the Actuarial Equivalent of any retirement benefit, profit sharing balance or other vested cash interest of a Participant which shall have accrued to the credit of the
Participant under any Pre-existing Plan with respect to service prior to becoming a
Participant in this Plan.

 3.07 Withdrawal of Contributions - A Participant who has made contributions in accordance with the provisions of this or a Pre-existing Plan may withdraw his contributions at the time of the termination of his employment or at such other times as may be permitted by the Administrative Committee on a uniform and nondiscriminatory basis.

       3.07(a) As of any applicable date, the Accrued Benefit of a Participant derived from
Employer Contributions shall be the excess, if any, of the total Accrued Benefit of the
Participant as of such date over the Accrued Benefit derived from contributions made by the Participant under the Plan as of such date; and

       3.07(b) The Accrued Benefit of a Participant derived from contributions made by the
Participant as of such date shall be an annual benefit, in the form of a single life annuity
(without ancillary benefits) commencing at his Normal Retirement Date, equal to the amount of the Participant's accumulated contributions (as determined under Treasury
Regulations 1.411(c)-1(c)(3)) multiplied by the appropriate conversion factor determined under Treasury Regulations 1.411(c)-1(c)(2).

 3.08 Special Rules for Certain Employees Participating in the Stanley Retirement Plan for Waynesboro Hourly Employees - Effective January 1, 1983, the Stanley Retirement
Plan for Waynesboro Hourly Employees (the "Waynesboro Plan") was merged into this Plan.
In connection with that merger, the following special rules shall apply:

       3.08(a) Except as provided in Section 3.08(c), the benefits of any individual who was a participant in the Waynesboro Plan and whose employment terminated for any reason before January 1, 1983, shall be determined under the provisions of the Waynesboro Plan as in effect at the time of such termination of employment;

       3.08(b) In no event shall the benefit payable to any Participant in this Plan who was a participant in the Waynesboro Plan be less than the benefit that would have been payable to such Participant under the Waynesboro Plan had that plan remained in effect and the merger not taken place; and

       3.08(c) In the case of any participant in the Waynesboro Plan whose employment terminated by reason of normal retirement, early retirement or disability retirement after
May 4, 1981, and before benefits were payable to such participant, his benefit shall be recalculated as though the terms and conditions of this Plan as in effect on January 1,
1983, were applicable to such participant at the time of such termination of employment and, in the event such recalculated benefit exceeds the benefit otherwise payable to such participant, he or she shall be entitled to receive such higher benefit commencing as of
January 1, 1983.
                                          ARTICLE IV
           NORMAL AND OPTIONAL METHODS OF RETIREMENT BENEFIT PAYMENTS


 4.01 Normal Form of Payment - The normal form of payment shall be a monthly retirement benefit commencing on the date specified in Section 3.01, 3.02, 3.03, 3.04 or
Section 5.02 and shall continue to be paid to the Participant on the first day of each month thereafter during his lifetime.

 4.02 Available Options - No less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, each Participant and his Spouse shall be given a written notice to the effect that benefits thereafter payable shall be in the form specified in Section 4.04 unless the Participant, with the written consent of his Spouse, elects to the contrary during the ninety (90) day period prior to the Annuity Starting Date. The notice shall describe, in a manner intended to be understood by the Participant and his Spouse,
(a) the terms and conditions of the joint and survivor annuity specified in
Section 4.04
which shall include a general explanation of the financial effect of the election or absence of election, (b) the rights of the Participant's Spouse, (c) the relative values of the various optional forms of payment available under the Plan, and (d) the right to make and the effect of a revocation of a previous election to waive the joint and survivor annuity specified in Section 4.04.

       If a Participant or his Spouse requests additional information, as permitted under the terms of the notice, commencement of benefits for any purpose hereunder shall not begin until at least ninety (90) days following the receipt of such additional information.

       In accordance with the preceding provisions of this Section 4.02, each Participant, with the written consent of his Spouse, shall have the right to elect to have his retirement benefit paid under any one of the options hereinafter set forth in this
Section 4.02 in lieu
of the applicable retirement benefit otherwise provided for in Section 4.01. The amount of any optional retirement benefit shall be the Actuarial Equivalent of the amount of retirement benefit that otherwise would have been payable to him as provided for in
Section 4.01.

       A Participant who desires to have his retirement benefit paid under one of the optional forms provided in this Section 4.02 shall make such an election by written request to the Administrative Committee on forms provided by the Administrative Committee. An election by a Participant to receive his retirement benefit under any of the optional methods of payment as provided in this Section 4.02 and the spousal consent to such optional form of payment may be revoked by such Participant in writing to the Administrative Committee at any time prior to his Annuity Starting Date. After retirement benefit payments have commenced, no future elections or revocations of an optional form will be permitted under any circumstances.

       4.02(a)  JOINT AND SURVIVOR OPTION

       A Participant may elect to receive a decreased retirement benefit during his lifetime and have fifty percent (50%) of such decreased retirement benefit continue after his death to his designated Beneficiary, during the lifetime of the Beneficiary. If the designated
Beneficiary is not living at the death of the Participant, no additional benefits shall be payable on behalf of the Participant.

       4.02(b)  JOINT AND MINOR SURVIVOR OPTION

       A Participant may elect to receive a decreased retirement benefit during his lifetime and have fifty percent (50%) of such decreased retirement benefit continue after his death to a Beneficiary who is a minor lineal descendant until such person attains age twenty-one
(21) if such event occurs after the death of the retired Participant.

       4.02(c)  LUMP SUM OPTION

       A Participant who is eligible to retire pursuant to Section 3.01, 3.02, 3.03 or 3.04 may elect to receive his retirement benefit in a lump sum. Effective January 1, 1994, such
Participant may elect to receive the portion of his benefit attributable to his Accrued
Benefit as of December 31, 1993, in a lump sum. The remaining portion of his Accrued
Benefit attributable to periods commencing on and after January 1, 1994, shall be paid in accordance with Section 4.01, or if elected by the Participant, pursuant to the provisions of
Section 4.02, in one of the optional forms specified in Section 4.02(a) or
(b).
Notwithstanding the preceding, a Participant who retires pursuant to Section 3.01, 3.02,
3.03 or 3.04 during the 1994 calendar year may elect to receive his retirement benefit in a lump sum.

       4.02(d)  OPTIONAL FORMS OF PAYMENT FOR NORMAN PLAN PARTICIPANTS

       In lieu of the payment options available under this Plan, a Participant in the Norman
Plan as of December 31, 1993, may elect to have the portion of his Accrued Benefit attributable to Section 3.01(c)(i) distributed to him in one of the optional forms of payment available under the Norman Plan as in effect on December 31, 1993. The amount of Accrued Benefit determined under Section 3.01(c)(ii) shall be distributed in accordance with the provisions of this Plan as in effect on the later of January 1, 1994, or the date of distribution.

 4.03 Maximum Option Payable - If a Participant elects an optional form of payment, and the designated Beneficiary is not the Spouse of the Participant, the option elected shall be restricted so that the minimum distribution incidental benefit requirements of IRC Section
401(a)(9) and Treasury Regulations 1.401(a)(9)-2 are met.

 4.04 Automatic Option - Unless a married Participant, with the consent of his Spouse, has elected an optional form of payment under Section 4.02 and has not revoked the election, or has elected to be excluded from the effects of this automatic option, it automatically shall be assumed that the married Participant elected the Joint and Survivor Option of
Section 4.02(a) with fifty percent (50%) of his benefit amount payable after his death to his Beneficiary and with his Spouse on the effective date of this option designated as his
Beneficiary. This automatic option shall become effective and benefits adjusted accordingly as of the date benefit payments commence.

       It is specifically provided that the Spouse of the Participant shall consent in writing to any form of payment other than that provided under this Section 4.04 during the ninety
(90) day period prior to the Annuity Starting Date. The Spouse's written consent shall be witnessed by a representative of the Administrative Committee or a notary public. The
Administrative Committee may accept a Participant's election without the consent of his
Spouse if there is no Spouse, the Spouse cannot be located, or under such other circumstances as may be prescribed by regulations. Any spousal consent shall apply only to the Spouse granting such written consent.

 4.05 Lump Sum Payments - Notwithstanding any other provisions of this Plan, if (a) the
Actuarial Equivalent of a terminated or retiring Participant's vested Accrued Benefit payable at Normal Retirement Date as calculated at the date of distribution does not exceed three thousand five hundred dollars ($3,500) (including any previous distributions made to the Participant) or such other amount as may be prescribed by the Secretary of
Treasury or (b) the Participant and his Spouse agree, in writing, if the Actuarial
Equivalent of his vested Accrued Benefit as of December 31, 1993, payable at his Normal
Retirement Date, is in excess of three thousand five hundred dollars ($3,500) (including any previous distributions made to the Participant), the Administrative Committee shall direct that such amount be paid in a lump sum to such terminated or retiring Participant.
If the Actuarial Equivalent of a Participant's vested Accrued Benefit at the time of any distribution exceeds three thousand five hundred dollars ($3,500) (including any previous distributions made to the Participant), then the Actuarial Equivalent of the vested
Accrued Benefit at any subsequent time shall be deemed to exceed three thousand five hundred dollars ($3,500). For purposes of this Section 4.05, the date of distribution shall be deemed to be the date of termination of employment, provided that any disparity between such dates is due to reasonable administrative delay. No other benefits of any type shall be payable to such former Participant or his Spouse, Surviving Spouse or
Beneficiaries.

       If a terminated or retiring Participant who received a distribution under this Section
4.05 is reemployed and again becomes a Participant, his Credited Service shall include all periods of employment prior to his reemployment date, and his subsequent benefit shall be reduced by the Accrued Benefit attributable to the Participant's prior distribution.

 4.06 Consent Prior to Distribution from the Plan - Notwithstanding anything contained in the Plan to the contrary, the written consent of the Participant and his Spouse (or where either the Participant or the Spouse has died, the survivor) shall be required prior to any distribution of any portion of the Accrued Benefit if the present value of the
nonforfeitable Accrued Benefit exceeds three thousand five hundred dollars ($3,500)
(including any previous distributions made to the Participant) and any such distribution is made prior to the later of the date the Participant attains (or would have attained) his
Normal Retirement Age or age sixty-two (62). For purposes of this Section 4.06, if the present value of the vested Accrued Benefit at the time of any distribution under the Plan exceeds three thousand five hundred dollars ($3,500) (including any previous distributions made to the Participant), then the present value of the vested Accrued Benefit at any subsequent time will be deemed to exceed three thousand five hundred dollars ($3,500).

       No less than thirty (30) days and no more than ninety (90) days prior to the Annuity
Starting Date, the Administrative Committee shall provide written notice to the
Participant and his Spouse of the right to defer any distribution under the Plan until the later of the date the Participant attains (or would have attained) his Normal Retirement
Age or age sixty-two (62). The notice shall include a general description of the material features and optional forms of payment available under the Plan and shall be provided in the same manner as provided in Section 4.02. The Participant and his Spouse must consent in writing to such distribution in the ninety (90) day period prior to the Annuity Starting
Date.

       Notwithstanding the preceding, the Participant's consent only shall be required for distribution of the benefit in the form of the qualified joint and survivor annuity under
Section 4.04 prior to the later of the date he attains his Normal Retirement Age or age sixty-two (62). The consent of the Participant and his Spouse shall not be required to the extent that a distribution from the Plan is required to satisfy IRC Section 401(a)(9) or 415.
 4.07 No Reduction of Accrued Benefits - Notwithstanding anything contained herein to the contrary, the following provisions shall apply to the Plan.

       4.07(a) In no event shall any amendment to the Plan decrease a Participant's Accrued
Benefit or eliminate an optional form of payment.

       4.07(b) In no event shall a Participant's Accrued Benefit be reduced on account of any increase in his age or Credited Service; provided, that this provision shall not apply to benefits under the Plan commencing before entitlement to benefits payable under Title II of the Social Security Act, which benefits under the Plan (i) do not exceed such Social
Security benefits, and (ii) terminate when such Social Security benefits commence.

       4.07(c) If the provisions of IRC Section 416 and regulations issued thereunder apply to the Plan, in no event shall a Participant's Accrued Benefit or benefit payable at his
Normal Retirement Date be lower than the minimum benefit required under IRC Section
416.

       4.07(d) The benefit of a Participant, Spouse, Surviving Spouse or Beneficiary who is receiving benefits under the Plan, or a Participant who is terminated from employment and has a nonforfeitable right to benefits, shall not be decreased due to any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under Title II if the increase takes place after the earlier of the date of first receipt of such benefits or the date of separation, as the case may be.

 4.08 Direct Rollovers - Commencing on and after January 1, 1993, and notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under Section 4.02, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

       For purposes of this Section 4.08, the following definitions shall apply:

       4.08(a) Eligible Rollover Distribution - Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible
Distribution does not
include:

           (i) Any distribution that is one of a series of substantially equal periodic payments
(not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more;

         (ii) Any distribution to the extent such distribution is required under IRC Section
401(a)(9); and

        (iii) The portion of any distribution that is not includible in gross income
(determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
       4.08(b) Eligible Retirement Plan - An individual retirement account described in IRC
Section 408(a), an individual retirement annuity described in IRC Section 408(b), an annuity plan described in IRC Section 403(a), or a qualified trust described in IRC Section
401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity only.

       4.08(c) Distributee - A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in IRC Section 414(p), are Distributees with regard to the interest of the spouse or Former Spouse.

       4.08(d) Direct Rollover - A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
                                    ARTICLE V
                     BENEFITS ON TERMINATION OF EMPLOYMENT


 5.01 Vesting of Benefits - All rights to all benefits under the Plan will cease upon a
Participant's termination of employment with the Employer or Affiliate prior to retirement, other than by death, except as otherwise provided in this Article V and in
Section 6.05.

       If a Participant's employment with the Employer or Affiliate is terminated prior to retirement, other than by death, but after the Participant has completed at least five (5) years of Service, he shall receive a monthly retirement benefit commencing on his Normal
Retirement Date, if he is then alive, payable in accordance with Section
5.02.  The amount
of the benefit shall be equal to the Participant's Accrued Benefit as of his date of termination of employment with Compensation for purposes of computing his Final
Average Compensation determined based on the IRC Section 401(a)(17) compensation limit as in effect on his date of termination of employment. Notwithstanding anything contained herein to the contrary, in all events a Participant shall be one hundred percent
(100%) vested upon the attainment of his Normal Retirement Age.

       No amendments to the Plan made subsequent to termination of employment of any
Participant shall affect the amount of retirement benefit to which such Participant is entitled except as otherwise specifically provided herein.

       If a Participant who is entitled to a deferred retirement benefit under the provisions of this Section 5.01 later is reemployed as an Employee prior to the commencement of such retirement benefit, his rights to any such retirement benefit shall thereupon be suspended.
Such Participant's rights to benefits under the Plan shall be subject to redetermination at any subsequent termination of employment or retirement under the Plan in accordance with the provisions of the Plan then in effect.

 5.02 Payment of Deferred Vested Benefit - A terminated Participant who is entitled to a deferred vested benefit in accordance with the provisions of Section 5.01 shall be entitled to receive his benefit commencing as of his Normal Retirement Date, if he is then alive, paid in accordance with Article IV.

       Notwithstanding the preceding, a terminated Participant who has completed at least ten (10) years of Service at his date of termination of employment may elect in writing to have his otherwise deferred monthly retirement benefit commence on the first day of the month coinciding with or next following his attainment of age fifty-five (55) or on the first day of any month thereafter which precedes his Normal Retirement Date. If a terminated Participant makes an election to receive his retirement benefit at an earlier commencement date, the amount of the monthly retirement benefit payable at such earlier commencement date shall be equal to the amount of monthly retirement benefit otherwise deferred to his Normal Retirement Date reduced by the Actuarial Equivalent factors to reflect the period by which the benefit commencement date precedes what otherwise would be the Participant's Normal Retirement Date.

       A Participant who has no vested interest in his Accrued Benefit shall be deemed to be paid his entire interest in the Plan upon his termination of employment and shall forfeit the nonvested portion of his Accrued Benefit as of such date. However, if the Participant is reemployed and again becomes a Participant prior to incurring five (5) consecutive One
Year Breaks in Service or, in the case of Service determined under the provisions of
Section 1.42(a), five (5) consecutive monthly periods resulting from his termination of employment for which he did not receive credit for Service during such period, such forfeited portion of the Accrued Benefit shall be reinstated.

 5.03 Vested Deferred Retirement Income - A Vested Participant whose employment terminates for any reason other than death or retirement, may (a) elect to leave his contributions (if any) in the Fund and receive a retirement income amount determined on the basis of his Credited Service up to the date of his termination of employment, commencing at his Normal Retirement Date, or (ii) elect to receive a refund of his personal contributions and receive a deferred annuity in an actuarially reduced amount as determined under regulations issued by the Secretary of Labor from time to time.

 5.04 Pre-existing Plan Accounts - If a terminated Participant has an account under any
Pre-existing Plan, his right of withdrawal of that account, if any, shall be governed by the terms of the Pre-existing Plan.
                                                           ARTICLE VI
                                                        BENEFITS ON DEATH

 6.01 Death After Eligibility for Early Retirement - If an active Participant dies after attaining age fifty-five (55) and completing at least ten (10) years of Service, or a
Participant who retired at his Early Retirement Date dies prior to the commencement of his early retirement benefit, a death benefit shall be payable to his Surviving Spouse. The death benefit shall be determined assuming that the Participant had retired and elected to have his early retirement benefit paid under the Joint and Survivor Option of Section
4.02(a) with fifty percent (50%) of his benefit payable after his death to his Surviving
Spouse as his designated Beneficiary.

       The amount of the death benefit payable to the Surviving Spouse shall be equal to the
Participant's Accrued Benefit as of his date of death reduced by the Actuarial Equivalent factors for early retirement for the period by which the benefit commencement date precedes what otherwise would be the Participant's Normal Retirement Date and the payment of the benefit under the fifty percent (50%) Joint and Survivor Option of Section
4.02(a).

       The Surviving Spouse may elect in writing to have the death benefit commence on the first day of the month coinciding with or next following the Participant's date of death or on the first day of any month thereafter which precedes what otherwise would be the
Participant's Normal Retirement Date. If the Surviving Spouse does not make such election, the benefit shall commence on what otherwise would be the Participant's Normal
Retirement Date. Such benefit shall continue on the first day of each month thereafter for the Surviving Spouse's lifetime.

       Notwithstanding the preceding, if the Actuarial Equivalent of the benefit payable to the Surviving Spouse under this Section 6.01 does not exceed three thousand five hundred dollars ($3,500), the Administrative Committee shall direct payment of the benefit in a lump sum to the Surviving Spouse. No lump sum distribution shall be made hereunder after the first day of the first period for which an amount is received as an annuity by the
Surviving Spouse unless the Surviving Spouse consents in writing to a lump sum payment.


 6.02 Death After Eligibility for Normal Retirement - If an active Participant dies after attaining his Normal Retirement Age or if a Participant who has retired at his Normal
Retirement Date or Delayed Retirement Date dies prior to the commencement of his normal or delayed retirement benefit, a death benefit shall be payable to his Surviving
Spouse. The death benefit shall be determined assuming that the Participant had retired and elected to have his benefit paid under the Joint and Survivor Option of
Section 4.02(a)
with fifty percent (50%) of his benefit payable after his death to his Surviving Spouse as his designated Beneficiary.

       The amount of the death benefit payable to the Surviving Spouse shall be equal to the benefit the Participant would have been entitled to under the applicable provisions of
Section 3.01 or 3.02 as of the Participant's date of death, reduced by the Actuarial
Equivalent factors for the payment of the benefit under the fifty percent (50%) Joint and
Survivor Option of Section 4.02(a).

       The benefit payable to the Surviving Spouse shall commence on the first day of the month coinciding with or next following the Participant's date of death and shall continue on the first day of each month thereafter for the Surviving Spouse's lifetime.

       Notwithstanding the preceding, if the Actuarial Equivalent of the benefit payable to the Surviving Spouse under this Section 6.02 does not exceed three thousand five hundred dollars ($3,500), the Administrative Committee shall direct payment of the benefit in a lump sum to the Surviving Spouse. No lump sum distribution shall be made hereunder after the first day of the first period for which an amount is received as an annuity by the
Surviving Spouse unless the Surviving Spouse consents in writing to a lump sum payment.

 6.03 Death After Eligibility for Disability Retirement - If a Totally and Permanently
Disabled Participant who has retired at his Disability Retirement Date dies prior to the commencement of his disability retirement benefit, a death benefit shall be payable to his
Surviving Spouse. The death benefit shall be determined assuming that the Totally and
Permanently Disabled Participant had elected to have his disability retirement benefit paid under the Joint and Survivor Option of Section 4.02(a) with fifty percent (50%) of his benefit payable after his death to his Surviving Spouse as his designated Beneficiary.

       The amount of the death benefit payable to the Surviving Spouse shall be equal to the
Participant's Accrued Benefit as of his Disability Retirement Date reduced by the
Actuarial Equivalent factors for the payment of the benefit under the fifty percent (50%)
Joint and Survivor Option of Section 4.02(a).

       The Surviving Spouse may elect in writing to have the death benefit commence on the first day of the month coinciding with or next following the Participant's death or on the first day of any month thereafter which precedes what otherwise would be the Participant's Normal Retirement Date. If the Surviving Spouse does not make such an election, the benefit shall commence on what otherwise would be the Participant's Normal
Retirement Date. Such benefit shall continue on the first day of each month thereafter for the Spouse's lifetime.

       Notwithstanding the preceding, if the Actuarial Equivalent of the benefit payable to the Surviving Spouse under this Section 6.03 does not exceed three thousand five hundred dollars ($3,500), the Administrative Committee shall direct payment of the benefit in a lump sum to the Surviving Spouse. No lump sum distribution shall be made hereunder after the first day of the first period for which an amount is received as an annuity by the
Surviving Spouse unless the Surviving Spouse consents in writing to a lump sum payment.

 6.04 Death of a Vested Participant - If an active Participant who has satisfied the requirements for full vesting pursuant to Section 5.01 or if a terminated Participant who had satisfied the requirements for full vesting pursuant to Section 5.01 at his date of termination of employment dies before he is otherwise eligible to commence a retirement benefit under the provisions of the Plan, a death benefit shall be payable to his Surviving
Spouse. The death benefit shall be determined assuming that the Participant had elected to have his deferred vested retirement benefit paid under the Joint and Survivor Option of
Section 4.02(a) with fifty percent (50%) of his benefit payable after his death to his
Surviving Spouse as his designated Beneficiary.

       The amount of the benefit payable to the Surviving Spouse and the commencement date shall be determined in accordance with the following provisions.

       6.04(a) If the Participant had completed ten (10) years of Service at his date of death or the date of his termination of employment, the death benefit payable to his Surviving
Spouse shall be equal to the Participant's vested Accrued Benefit as of the date of his death or the date of his termination of employment. The amount so determined shall be reduced by the Actuarial Equivalent factors for early retirement to reflect the period by which the benefit commencement date precedes what otherwise would be the Participant's
Normal Retirement Date and the payment of the benefit under the fifty percent (50%)
Joint and Survivor Option of Section 4.02(a).

       The Surviving Spouse may elect in writing to have the death benefit commence on the first day of the month coinciding with or next following the later of the date of the
Participant's death or the date the Participant would have attained the age of fifty-five
(55) or on the first day of any month thereafter which precedes what otherwise would be the Participant's Normal Retirement Date. If the Surviving Spouse does not make such an election, the benefit shall commence on what otherwise would be the Participant's Normal
Retirement Date. Such benefit shall continue on the first day of each month thereafter for the Surviving Spouse's lifetime.

       6.04(b) If the Participant had not completed ten (10) years of Service at his date of death or the date of his termination of employment, the death benefit payable to the
Participant's Surviving Spouse shall commence on what otherwise would be the Participant's Normal Retirement Date and continue on the first day of each month thereafter for the Surviving Spouse's lifetime. Such benefit shall be equal to the
Participant's vested Accrued Benefit as of the date of his death or the date of his termination of employment and the amount so determined shall be reduced by the
Actuarial Equivalent factors for payment of the benefit under the fifty percent (50%)
Joint and Survivor Option of Section 4.02(a).

       Notwithstanding the preceding, if the Actuarial Equivalent of the benefit payable to the Surviving Spouse under this Section 6.04 does not exceed three thousand five hundred dollars ($3,500), the Administrative Committee shall direct payment of the benefit in a lump sum to the Surviving Spouse. No lump sum distribution shall be made hereunder after the first day of the first period for which an amount is received as an annuity by the
Surviving Spouse unless the Surviving Spouse consents in writing to a lump sum payment.

 6.05 Death Subsequent to Retirement - Upon the death of a retired or Totally and
Permanently Disabled Participant who is receiving benefits under the Plan, his Spouse,
Surviving Spouse or Beneficiary shall be entitled to any benefits due under the basic or elected alternate form of payment of his monthly retirement benefit. If the period of guaranteed payments is exhausted at the death of a retired Participant, no death benefit shall be payable.
                                        ARTICLE VII
                                          FUNDING


 7.01 Contributions by the Employer - The entire cost of benefits under the Plan shall be borne by the Employer through the Fund. Any Contributions, if any, held on behalf of a
Participant resulting from his participation in a prior Plan or Pre-existing Plan shall also be held in the Fund. The Employer intends to make its Contributions in such actuarially determined amounts as shall be sufficient to provide the benefits of the Plan and meet the minimum funding standards as required by law. The Contributions of the Employer shall be paid at such times, in such amounts and in such manner as the Compensation and
Benefits Committee shall determine. Funds released through terminations of employment shall be applied to reduce the Employer's future Contributions.

 7.02 Trust Fund - On behalf of all Employers, the Corporation shall enter into an agreement with the Trustee designated by the Compensation and Benefits Committee whereunder the Trustee will receive, invest and administer as a trust fund all
Contributions made under this Plan in accordance with the Trust Agreement. The provisions of such Trust Agreement are incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement.
The Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, management of the Fund, responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and disbursement of the Fund.

 7.03 Funding Standard Account - The Corporation (which shall be the plan administrator for all Employers in regard to this appointment) shall engage, on behalf of all Participants, an actuary, an insurance company or an actuarial firm which maintains on its staff at least one (1) person who is recognized by the Secretaries of Labor and Treasury as an enrolled actuary. In addition to performing actuarial valuations and providing actuarial statements as necessary for the annual reports required by the Secretary of Labor, such actuary shall maintain a funding standard account in accordance with rules and regulations as from time to time shall be set forth by the Secretary of Treasury or his delegate. The status of such funding standard account shall be reported on an annual basis to the Administrative Committee and such government agencies as may be required.

       In maintaining the funding standard account, the actuary may rely upon any certification or other information relating to employee data, Fund assets and Contribution amounts and dates made as provided or caused to be provided to the actuary by the
Employer, Trustee, independent qualified public accountant or any Fiduciary to the extent such reliance is so stated by the actuary in his certification or report.

 7.04 Separate Accounts - The Administrative Committee shall maintain, or cause to be maintained, a separate account for each Employer participating in the Plan showing the value of its Contributions to, the value of any funds of a Pre-existing Plan covering its employees included in, its share of earnings or losses in, and payments allocable to its
Employees from, the Fund and each separate part of the Fund.
                                      ARTICLE VIII
               FIDUCIARIES AND ADMINISTRATION OF THE PLAN


 8.01 General - Each Fiduciary who is delegated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of Participants, Spouses, Surviving Spouses and Beneficiaries and for the purpose of providing such benefits as stipulated herein to such Participants,
Spouses, Surviving Spouses and Beneficiaries. In carrying out such duties and responsibilities, each Fiduciary shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

       A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If a Fiduciary is serving as such without compensation, all expenses reasonably incurred by such
Fiduciary shall be reimbursed by the Employer or, at the Corporation's direction, from the
Fund.

       A Fiduciary may delegate any of his responsibilities for the operation and administration of the Plan. In limitation of this right, a Fiduciary may not delegate any responsibilities as contained herein relating to the management or control of the Fund except through the employment of an investment manager as provided in Section
8.03 and
in the Trust Agreement.

 8.02 Employer Responsibilities - The Employer established and maintains the Plan for the benefit of its Employees and of necessity retains control of the operation and administration of the Plan. In accordance with specific provisions of the Plan, the
Employer has, as herein indicated, delegated certain of these rights and obligations to the
Corporation, Trustee, Administrative Committee, Compensation and Benefits Committee and Investment Policy Committee and these parties shall be responsible solely for these delegated rights and obligations.

       The Corporation shall cause an annual actuarial valuation of the Plan to be made, which will indicate the amount of Contributions necessary to comply with the minimum funding standards as may be required by law which report shall be reviewed by the
Administrative Committee.

       The Employer shall indemnify each member of the Board, Administrative Committee,
Compensation and Benefits Committee, Investment Policy Committee, Trustee and any other person to whom any fiduciary responsibility with respect to the Plan is delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of their fiduciary duties, responsibilities and obligations under the Plan and ERISA, except for liabilities and claims arising from such Fiduciary's willful misconduct or gross negligence. For this purpose, the Employer may obtain, pay for and keep current a policy or policies of insurance; however, such insurance shall not release the Employer of liability under this provision.

       The Employer shall supply such full and timely information for all matters relating to the Plan as the Administrative Committee, Compensation and Benefits Committee,
Investment Policy Committee, Trustee, actuary and accountant, if any, engaged on behalf of the Plan by the Corporation may require for the effective discharge of their respective duties.

 8.03 Trustee - The Trustee, in accordance with the Trust Agreement, shall have exclusive authority and discretion to manage and control the Fund, except that the Investment
Policy Committee (who shall be the named Fiduciary for all Employers in regard to this appointment) may direct the Trustee or in its discretion may employ at any time and from time to time an investment manager [as defined in ERISA Section 3(38)] to direct the
Trustee with respect to all or a designated portion of the assets comprising the Fund.

 8.04 Administrative Committee - The Compensation and Benefits Committee shall appoint an Administrative Committee which shall consist of not less than three (3) persons to hold office during the pleasure of the Compensation and Benefits Committee. Members of the
Administrative Committee may participate in the benefits under the Plan provided they are otherwise eligible to do so. No compensation shall be paid from the Fund to members of the Administrative Committee for service on such Administrative Committee.


       In accordance with the provisions hereof, the Administrative Committee has been delegated certain administrative functions relating to the Plan with the duty and discretionary authority necessary to enable it properly to carry out such duties. The
Administrative Committee shall have no power in any way to modify, alter, add to or subtract from any provisions of the Plan. The Administrative Committee shall have the duty and discretionary authority to carry out the following duties:

       8.04(a) To establish and enforce such rules, regulations and procedures as it shall deem necessary or proper for the efficient administration of the Plan;

       8.04(b) To interpret the Plan, including the supplying of any omissions in accordance with the intent of the Plan, its interpretation thereof in good faith to be final and conclusive upon all persons;

       8.04(c) To decide all questions concerning the Plan and the eligibility of any
Employee to become a Participant;

       8.04(d) To compute the amount of benefits which shall be payable to any Participant, retired Participant, or Beneficiary in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits shall be paid;

       8.04(e)  To authorize or deny the payment of benefits;

       8.04(f) To supervise and direct work of Corporation Personnel and Plan
Representatives, in the administration of the Plan including without limitation the following duties:

           (i)  To prepare and file all reports with Government agencies;

          (ii) To prepare and distribute booklets, announcements, reports and descriptions of the Plan to Employees, as shall be required by law;

         (iii)  To maintain all records relating to the Plan and Fund;

          (iv) To establish and administer at a local level a uniform claims procedure;

           (v) To perform such other duties as shall be necessary to administer the Plan.

       8.04(g) To review and approve the employment of all accountants, actuaries, consultants and attorneys as shall be deemed necessary from time to time, and to receive and evaluate their reports;

       8.04(h)  To review bonding and insurance requirements; and

       8.04(i) To delegate in its discretion its powers and duties to administer the

       Plan to personnel of the Corporation; provided, however, that the discretion vested in the Administrative Committee shall in all cases be exercised in a manner which is, so far as may be practicable, consistent and uniform as to all Employees similarly situated.

 8.05 Compensation and Benefits Committee - The Compensation and Benefits Committee shall be designated from time to time by the Board and shall consist of not less than three
(3) members. Members of the Compensation and Benefits Committee may participate in the benefits under the Plan provided they are otherwise eligible to do so. Except as otherwise provided by the Board, no member of the Compensation and Benefits Committee shall receive any compensation from the Fund for his services on such Compensation and
Benefits Committee.

       In accordance with the provisions hereof, the Compensation and Benefits Committee has been delegated certain administrative functions and duties relating to the Plan with the duty and discretionary authority necessary to enable it properly to carry out such duties. The Compensation and Benefits Committee shall have the duty and discretionary authority to carry out the following duties:

       8.05(a) To terminate the Plan and/or Trust Agreement or discontinue contributions;

       8.05(b) To amend or modify the Plan or Trust Agreement in whole or in part;

       8.05(c) To appoint Trustees and other Fiduciaries and designate members of the
 Administrative Committee;

       8.05(d) To determine the amount of contributions necessary to fund the Plan on an actuarially sound basis and to collect and pay all contributions to the Fund in a timely manner;

       8.05(e) To delegate to employees of the Corporation or to the Administrative
Committee such additional powers and duties as it shall consider necessary or desirable in the operation of the Plan and Fund;

       8.05(f) To review periodically all aspects of the administration of the Plan.

 8.06 Investment Policy Committee - A Retirement Plan Investment Policy Committee of not less than three (3) persons shall be designated annually by the Compensation and
Benefits Committee to review the investment of assets in the Fund. Members of the
Investment Policy Committee may participate in the benefits under the Plan provided they are otherwise eligible to do so. Except as otherwise provided by the Compensation and
Benefits Committee, no member of the Investment Policy Committee shall receive any compensation from the Retirement Fund for his services as such.

       In accordance with the provisions hereof, the Investment Policy Committee has been delegated certain administrative functions and duties relating to the Plan with the duty and discretionary authority necessary to enable it properly to carry out such duties. The
Investment Policy Committee shall have the duty and discretionary authority to carry out the following duties:

       8.06(a) To develop investment policies and procedures, implement investment programs and monitor designated Trustee and investment manager activities;

       8.06(b) To employ and discharge investment managers and to recommend the selection and/or termination of Trustee or insurance companies;

       8.06(c) To receive and evaluate monthly, quarterly and annual reports of the Trustee and investment managers;

       8.06(d) To review investments made by the Trustee and investment managers and other investments held by the Plan;

       8.06(e) To direct the flow of funds between trusts and allocate the amount of assets to be managed by each Trustee and investment manager;

       8.06(f) To report investment performance to the Compensation and Benefits
Committee at least once each quarter.

 8.07 Claims for Benefits - All claims for benefits under the Plan shall be submitted to the
Administrative Committee through a local Plan representative as appropriate, who shall have the responsibility for determining the eligibility of any Participant, Spouse,
Surviving Spouse or Beneficiary for benefits. All claims for benefits shall be made in writing and shall set forth the facts which such Participant, Spouse, Surviving Spouse or
Beneficiary (the "applicant") believes to be sufficient to entitle him to the benefit claimed.
The Administrative Committee shall adopt forms for the submission of all claims for benefits, and all claims for benefits shall be filed on such forms. The Administrative
Committee shall provide applicants with all such forms.

       The Administrative Committee and the Plan representative shall follow the following procedure in processing claims:

       8.07(a) Advise the applicant of all his rights under the Plan and assist him in the preparation of the claim;

       8.07(b) If filed through a Plan representative, the Plan representative shall forward the executed claim within thirty (30) days of receipt of the initial application to the
Administrative Committee for its consideration;

       8.07(c) The Administrative Committee shall meet monthly to consider and take action on all claims received since it last met;

       8.07(d) Upon approval of a claim by the Administrative Committee, a member of the
Administrative Committee shall take prompt action to commence payment of benefits to the applicant in accordance with the provisions of the Plan.

       The Administrative Committee shall approve, deny and investigate all questionable claims. Upon request, the Administrative Committee shall afford any applicant the right of a hearing with respect to any finding of fact or determination related to any claim for benefits under the Plan. If any claim for benefits is denied, the applicant shall be notified of such decision in accordance with the provisions of Section 8.08.

 8.08 Claims Procedures - The applicant shall be notified in writing of any adverse decision with respect to his claim within ninety (90) days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include:

       8.08(a)  The specific reason or reasons for the denial;

       8.08(b) Specific references to the pertinent Plan provisions on which the denial is based;

       8.08(c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

       8.08(d)  An explanation of the Plan's claim review procedures.

       If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the applicant before the end of the initial ninety (90) day period. In no event shall such extension exceed ninety (90) days.

       If a claim for benefits is denied by the Administrative Committee or the applicant has no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to a panel of three (3) persons designated by the Compensation and Benefits Committee within sixty
(60) days of
the receipt of written notice of the denial or sixty (60) days from the date such claim is deemed denied. The appeal shall be filed in writing with the Administrative Committee.
In pursuing such appeal, the applicant or his duly authorized representative:

       8.08(e) May request in writing that the Administrative Committee review the denial;

       8.08(f)  May review pertinent documents; and

       8.08(g)  May submit issues and comments in writing.

       The decision on review shall be made within sixty (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the applicant before the end of the original sixty (60) day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the applicant, and shall include specific references to the provisions of the Plan on which the denial is based.

       The applicant shall be entitled to appear before the panel in person to present his claim and the panel shall have the authority to obtain such additional evidence as it deems appropriate under the circumstances to enable it to render a decision.

       The decision of the hearing panel shall be rendered in writing to the applicant within seven (7) days of the completion of the hearing and shall be binding upon the Employer and the applicant to the extent permitted by law.

 8.09 Records - All acts and determinations of the Administrative Committee, Compensation and Benefits Committee and Investment Policy Committee shall be duly recorded, and all such records and other documents as may be necessary in exercising its duties under the Plan shall be preserved in the custody of the Administrative Committee,
Compensation and Benefits Committee and Investment Policy Committee. Such records and documents at all times shall be open for inspection to, and for the purpose of making copies by, any person designated by the Corporation. The Administrative Committee,
Compensation and Benefits Committee and Investment Policy Committee shall provide such timely information, resulting from the application of its responsibilities under the
Plan, as needed by the Trustee, actuary and accountant, if any, engaged on behalf of the
Plan for the effective discharge of their respective duties.

 8.10 Missing Persons - The Administrative Committee shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provision in the Plan to the contrary, if after a period of five (5) years from the date such benefit is due, any such person entitled to benefits has not been located, his rights under the Plan shall stand suspended. Before this provision becomes operative, the Administrative Committee shall send a certified letter to such person at his last known address advising him that his interest or benefits under the Plan shall be suspended. Any such suspended amounts shall be held by the Trustee for a period of three (3) additional years (or a total of eight (8) years from the time the benefits first become payable);
provided, that if a person subsequently makes a valid claim with respect to such suspended benefits, his right to benefits shall be reinstated.

                                                           ARTICLE IX
                                     MAXIMUM BENEFITS AND REQUIRED
DISTRIBUTION OF BENEFITS


 9.01 Maximum Retirement Benefit - Anything herein to the contrary notwithstanding, effective for Plan Years commencing on and after January 1, 1987, the following provisions shall be applicable:

       9.01(a) The monthly retirement benefit payable in the form of a straight life annuity from the Plan on behalf of a Participant, when combined with any benefits from any other qualified Defined Benefit Plan maintained by the Employer or Affiliate, shall not exceed the amount provided in the following paragraphs of this Section 9.01, as may be modified by Section 9.02. If the normal form of payment determined under
Section 4.01 is
other than a straight life annuity or a qualified joint and survivor annuity, the amount determined hereunder shall be reduced on an Actuarial Equivalent basis to reflect such other payment form, with the exception that the interest assumption shall in no event be less than five percent (5%).

       If a Participant has completed ten (10) or more years of participation in the Plan, the maximum monthly benefit payable in accordance with this Section 9.01 shall be the smaller of Section 9.01(a)(i) and Section 9.01(a)(ii) following:

           (i) Seven thousand five hundred dollars ($7,500), or such greater amount determined by the Secretary of Treasury as of January 1 of each calendar year. Such amount shall be the maximum monthly amount pursuant to this Section 9.01(a)(i) for that calendar year and shall apply to the Limitation Year ending with or within that calendar year.

          (ii) The average monthly compensation the Participant received from the Employer during the three (3) consecutive calendar years which would produce the highest such average. For purposes of this Section 9.01(a)(ii), "compensation" shall mean a Participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances) and excluding the following:

       (A) Employer contributions to a plan of deferred compensation to the extent such contributions are not included in the gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible under IRC Section 404(h), and any distributions from a plan of deferred compensation whether or not includible in the gross income of the Employee when distributed.

       (B) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

       (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

       (D) Other amounts which receive special tax benefits, or contributions made by an
Employer (whether or not under a salary reduction agreement) towards the purchase of an
IRC Section 403(b) annuity contract (whether or not the contributions are excludable from gross income of the Employee).

       Compensation for any Limitation Year is the compensation actually paid or includible in gross income during the year.

       9.01(b) If the payment of a benefit begins before a Participant attains his Social
Security Retirement Age, the amount set forth in Section 9.01(a)(i) shall be reduced to the
Actuarial Equivalent of such amount; provided that in no event shall the interest assumption be less than five percent (5%).

       The adjustments provided for in this section shall be made in a manner consistent with the reduction for old age insurance benefits commencing before the Social Security
Retirement Age under the Social Security Act until age sixty-two (62) is reached.

       9.01(c) If the payment of a benefit begins after a Participant attains his Social
Security Retirement Age, the amount set forth in Section 9.01(a)(i) shall be increased to the
Actuarial Equivalent of such amount; provided that in no event shall the interest assumption be greater than five percent (5%).

       9.01(d) Notwithstanding the preceding provisions of this Section 9.01, the benefits payable with respect to a Participant under this Plan shall be deemed not to exceed the limitations of this Section 9.01 if:

           (i) The retirement benefits payable with respect to such Participant under this
Plan and under all other Defined Benefit Plans to which the Employer contributes do not exceed ten thousand dollars ($10,000) for the applicable Plan Year and for any prior Plan
Year; and

          (ii) The Employer has not at any time maintained a Defined Contribution Plan in which the Participant participated.

       9.01(e) If a Participant has completed less than ten (10) years of participation in the
Plan, the maximum monthly benefit payable in accordance with Section 9.01(a)(i) shall be the amount determined under Section 9.01(a)(i) multiplied by a fraction the numerator of which is the number of years (or part thereof) of participation in the Plan and the denominator of which is ten (10). If a Participant has completed less than ten (10) years of
Service, the maximum benefit payable in accordance with Section 9.01(a)(ii) and the ten thousand dollar ($10,000) limit of Section 9.01(d) shall be the amounts determined under such sections multiplied by a fraction the numerator of which is the number of years (or part thereof) of Service and the denominator of which is ten (10). However, in no event shall the provisions of this Section 9.01(e) reduce the limits of Sections 9.01(a) and 9.01(d)
to an amount less than one-tenth (1/10th) of such limits without the application of this
Section 9.01(e). To the extent provided in regulations, this Section shall be applied separately with respect to each change in the benefit structure of the Plan.

       9.01(f) If a Participant is covered by one or more Defined Benefit Plans maintained by the Employer, all such plans shall be aggregated in determining whether the maximum benefit limitations hereunder have been met. Further, the maximum retirement benefit as noted above may be decreased as determined necessary by the Employer to ensure that all plans will remain qualified under the IRC. Any such adjustment by the Employer shall be communicated in writing to the Committee and the actuary employed on behalf of the
Plan.

       9.01(g) If (i) an Employee is a Participant in this Plan as of the first day of the first
Plan Year commencing on or after January 1, 1987, (ii) the Plan was in existence on May 6,
1986, and (iii) the requirements of IRC Section 415 have been met for all Plan Years, then to the extent such Participant's "current accrued benefit" exceeds the limitations otherwise provided in this Section 9.01, the limitations determined pursuant to Section 9.01(a)(i) for said Participant shall be equal to his "current accrued benefit" for purposes of this Section
9.01 and the following Section 9.02.

       For purposes of this Section 9.01(g), "current accrued benefit" means a Participant's
Accrued Benefit as of the last day of the Plan Year prior to the Plan Year to which this
Section 9.01 applies when expressed as an annual benefit within the meaning of IRC
Section 415(b)(2) excluding any change in the terms and conditions of the Plan or cost-of-living adjustments occurring on and after May 5, 1986.

       9.01(h)  In the case of a governmental plan within the meaning of IRC
Section 414(d),
or a plan maintained by a not-for-profit organization (other than a governmental unit), the following rules shall apply:

           (i) The reference to Social Security Retirement Age in Section 9.01(b) shall be replaced with "age sixty-two (62)" wherever it appears.

          (ii)      The following sentence shall be added to the end of
Section 9.01(b):  "The
reduction under this Section 9.01(b) shall not reduce the limitation under
Section 9.01(a)(i)
below (A) seventy-five thousand dollars ($75,000) if the benefit begins at or after attainment of age fifty-five (55), or (B) if the benefit begins before the attainment of age fifty-five (55), the Actuarial Equivalent of the seventy-five thousand dollar ($75,000)
limitation for age fifty-five (55)".

         (iii) The reference to Social Security Retirement Age in Section 9.01(c) shall be replaced with "age sixty-five (65)" wherever it appears.
 9.02 Multiple Plan Participation - If an Employee is a Participant in one or more Defined
Benefit Plans and one or more Defined Contribution Plans maintained by the Employer, the sum of his Defined Benefit Plan Fraction and his Defined Contribution Plan Fraction shall not exceed 1.0 during any Limitation Year.

       If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan
Fraction exceeds 1.0 for any Limitation Year, the Employer shall adjust or freeze the rate of benefit accrual for purposes of a Defined Benefit Plan or the amount of "Annual
Additions" [as defined in IRC Section 415(c)(2)] to a Defined Contribution Plan on behalf of the Participant so that the sum of such fractions shall not exceed 1.0.

       For purposes of maximum Annual Additions to Defined Contribution Plans and maximum annual benefits payable from Defined Benefit Plans, all Defined Contribution
Plans and all Defined Benefit Plans respectively, whether or not terminated, shall be combined and treated as one plan.

       For purposes of this Section 9.02, the term, "Defined Benefit Plan Fraction" shall mean a fraction the numerator of which is the Participant's projected annual benefit (as defined in the Defined Benefit Plan) determined as of the close of the Limitation Year, and the denominator of which is the lesser of:

       9.02(a) The product of 1.25 multiplied by the dollar limitation in effect in Section
9.01(a)(i) for such Limitation Year; or

       9.02(b) The product of 1.4 multiplied by the amount which may be taken into account in Section 9.01(a)(ii) with respect to each individual under the Plan for such Limitation
Year.

       The term "Defined Contribution Plan Fraction" shall mean a fraction the numerator of which is the sum of all of the Annual Additions to the Participant's individual account under the Defined Contribution Plan as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year, and for each prior Limitation Year of employment with the
Employer:

       9.02(c) The product of 1.25 multiplied by the dollar limitation in effect pursuant to
IRC Section 415(c)(1)(A) for such year determined without regard to IRC
Section 415(c)(6);
or

       9.02(d) The product of 1.4 multiplied by an amount determined pursuant to IRC
Section 415(c)(1)(B) with respect to each individual under the Plan for such Limitation
Year.

       The limitation on aggregate benefits from a Defined Benefit Plan and a Defined
Contribution Plan contained in ERISA Section 2004 shall be complied with by a reduction
(if necessary) in the Participant's benefits under the Defined Benefit Plan before a reduction of any such Defined Contribution Plan.

 9.03 Required Distribution of Benefits - Unless the Participant otherwise elects under the provisions of the Plan, any payment of benefits to the Participant shall begin not later than sixty (60) days after the close of the Plan Year in which occurs the latest of:

       9.03(a) The date on which the Participant attains his Normal Retirement Age;

       9.03(b) The tenth (10th) anniversary of the date the Employee becomes a Participant;
and

       9.03(c) The date the Participant terminates his service with the Employer.

       Notwithstanding anything contained herein to the contrary, the entire interest of each
Participant shall begin to be distributed not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half
(70.5) in accordance with IRC Section 401(a)(9) and the regulations issued thereunder, inclusive of the minimum distribution incidental benefit requirements of Section
1.401(a)(9)-2 of the regulations. The spousal benefit requirements under the Plan shall be construed and enforced according to the requirements of IRC Sections 401(a)(11) and 417 and ERISA Section 205.
       Distributions commencing prior to the death of a Participant may be made only over one of the following periods: (a) the life of the Participant, or the joint lives of the
Participant and his designated Beneficiary, or (b) a period certain not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his designated Beneficiary.

       If the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of his interest shall be distributed at least as rapidly as under the method of distribution in effect at his date of death.

       If a Participant dies prior to the commencement of his benefit, the distribution of his entire interest shall be made in accordance with the following.

       9.03(d) If the designated Beneficiary is the Spouse of the Participant, the Beneficiary may elect to commence the benefit within a reasonable period of time after the
Participant's death but in no event may such election be made later than (i) the December
31 of the calendar year immediately following the calendar year in which the Participant died or (ii) the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2). The benefit may be paid over the life or over a period certain not extending beyond the life expectancy of the designated Beneficiary. If the Spouse dies before the distribution begins, then the five (5) year distribution requirement of Section 9.03(f) shall apply as if the Beneficiary were the Participant.

       9.03(e) If the benefit is paid to a designated Beneficiary, as defined in IRC Section
401(a)(9)(E) inclusive of Section 1.401(a)(9)-1 D-1 and D-2 of the regulations, other than the Participant's Spouse, the distribution shall commence no later than December 31 of the calendar year immediately following the calendar year in which the Participant died. The benefit may be paid over the life or over a period certain not extending beyond the life expectancy of the designated Beneficiary.

       9.03(f)  If there is no designated Beneficiary, as defined in IRC
Section 401(a)(9)
inclusive of Section 1.401(a)(9)-1 D-1 and D-2 of the regulations, at the death of the
Participant, the distribution of the Participant's entire interest shall be completed by
December 31 of the calendar year containing the fifth (5th) anniversary of the
Participant's death.

       The benefit payable under the provisions of this Plan may not be paid in any form which would violate the required distribution requirements of this Section 9.03.

       Life expectancies shall be computed by the use of the expected return multiples in
Tables V and VI of Section 1.72-9 of the regulations under IRC Section 72. The life expectancy of the Participant and Spouse, if applicable, shall be recalculated annually, unless the Participant elects otherwise.
                                    ARTICLE X
                AMENDMENT AND TERMINATION OF THE PLAN


 10.01 Amendment of the Plan - The Compensation and Benefits Committee shall have the right at any time by its action to modify, alter or amend the Plan in whole or in part;
provided, that the duties, powers and liability of the Trustee shall not be increased without its written consent; the amount of benefits which at the time of any such modification, alteration or amendment have accrued for any Participant, Spouse,
Surviving Spouse or Beneficiary hereunder shall not be affected adversely thereby; and no such amendment shall have the effect of causing a reversion to the Employer of any part of the principal or income of the Fund.

       No amendment to the Plan shall decrease a Participant's vested Accrued Benefit or eliminate an optional form of distribution. If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a
Participant's vested benefit or the Plan is deemed amended by an automatic change to or from a Top Heavy Plan vesting schedule, each Participant with at least three
(3) Years of
Service may elect within a reasonable period after the adoption of the amendment or change, to have his vested percentage computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of sixty (60) days after (a) the amendment is adopted, (b) the amendment is effective or (c) the Participant is issued written notice of the amendment by the Employer, Administrative
Committee or Compensation and Benefits Committee.

 10.02 Termination of the Plan - The Employer expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation, and each Employer reserves the right at any time by action of the Compensation and Benefits Committee to terminate the
Plan as applicable to itself. If the Employer terminates or partially terminates the Plan, or it is otherwise terminated or partially terminated, the rights of the Participants affected thereby to benefits then accrued shall be nonforfeitable, and the Trustee shall continue to administer the Fund as instructed by the Compensation and Benefits Committee in accordance with the provisions hereof. Notwithstanding the above, no Participant shall have any recourse toward the satisfaction of his Accrued Benefit other than from assets of the Plan or the Pension Benefit Guaranty Corporation (PBGC) if a PBGC liability is present.

       If the Plan is terminated as provided in this Article X, the Compensation and Benefits
Committee shall determine the equitable share of the Fund with respect to any Employer for whom the Plan has terminated. The administration of that portion of the Fund applicable to any Employer for which the Plan has not been terminated shall be unaffected, and any references hereinafter contained in this Article X to the Fund shall refer only to that portion applicable to the Employer for whom the Plan has terminated.

       The Compensation and Benefits Committee shall allocate and administer the Fund to provide benefits for Participants on the date of termination and any Spouses, Surviving
Spouses or Beneficiaries then receiving benefits in accordance with Article
IV.  Such
allocation of the Fund shall be made in the order of precedence and amounts indicated in
ERISA Section 4044 according to principles set forth in such Section and such other portions of ERISA as it incorporates by reference. For the purpose of making such allocation, any regulations issued pursuant to such Section shall be deemed part of such
Section.

       The allocation of that portion of the Fund computed above shall be based on the method of payment of monthly retirement benefits or death benefits as specified in the
Plan. If Fund assets on or after the date of termination are insufficient to fund all benefits within any class, the benefits of all higher order of precedence shall be funded, the benefits of all lower order of precedence shall be unfunded, and the assets remaining shall be allocated among members of that class on the basis of their respective actuarial reserves, subject to the provisions of ERISA Section 4044.

       If upon termination of its participation in the Plan, an Employer fails to pay or reimburse the Trustee, actuary, accountant or attorney for the outstanding charges or expenses incurred hereunder, the Trustee is empowered to satisfy such claims by lien upon that portion of the Fund attributable to such Employer prior to making any allocation to
Participants, vested terminated Participants, retired Participants, Totally and Permanently
Disabled Participants, Spouses, Surviving Spouses and Beneficiaries of the Plan in accordance with this Article X.

       The application of the Fund on the foregoing basis shall be calculated by the actuary and certified to the Trustee by the Compensation and Benefits Committee as of the date on which the Plan terminated. Subject to the restrictions of ERISA, when the calculations are completed, the interest of each Participant, vested terminated Participant, retired
Participant, Totally and Permanently Disabled Participant, Spouse, Surviving Spouse and
Beneficiary shall continue to be held in the Fund pursuant to the terms of this Article X, or at the direction of the Compensation and Benefits Committee, the appropriate portion of the Fund shall be liquidated, and each of their interests shall be distributed to them in the form of annuity contracts, annuity payments or installments. Any funds remaining after the satisfaction of all liabilities to such Participants, vested terminated Participants, retired Participants, Totally and Permanently Disabled Participants, Spouses, Surviving
Spouses and Beneficiaries under this Plan due to erroneous actuarial computation or assumptions shall be returned to the appropriate Employer.

 10.03 Twenty-five (25) Highest Paid Limitation - Effective for Plan Years Beginning before January 1, 1994 - If the Plan is terminated or a lump sum distribution is made to a
Participant who is one of the Twenty-five (25) Highest Paid Employees at any time before the Expiration Date, the following rules shall apply:

       10.03(a) Upon the occurrence of either of the above conditions, the Basic Benefit and any Additional Benefit which may be provided from Contributions by the Employer for any of its Twenty-five (25) Highest Paid Employees shall not be greater than the amount of benefits which can be provided by the larger of the following amounts prior to the satisfaction of all Plan liabilities relating to other Plan Participants to whom this Section
10.03 does not apply:

            (i)  Twenty thousand dollars ($20,000).

           (ii) Twenty percent (20%) of the first fifty thousand dollars ($50,000) of the
Employee's average annual compensation for the preceding five (5) years multiplied by the number of years since the Revision Date, as hereinafter defined.


         (iii) With respect to a Substantial Owner, the dollar amount which equals the
Actuarial Equivalent of the benefit guaranteed for such Participant under ERISA Section
4022, or if the Plan has not terminated, the Actuarial Equivalent of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation
(PBGC), and
with respect to Participants other than Substantial Owners, the dollar amount which equals the Actuarial Equivalent of the maximum benefit described in ERISA Section 4022(b)(3)(B) (determined on the date the Plan terminates or on the date benefits are distributed, as if the Plan terminated, whichever is earlier and determined in accordance with PBGC regulations) without regard to any other limitation in ERISA
Section 4022.

       10.03(b) The provisions of Section 10.03(a) shall not restrict the current payment of full retirement benefits called for by the Plan for any retired Employee while the Plan is in full effect. If any funds are realized by operation of the restrictions set forth in
Section 10.03(a), they shall be used to reduce subsequent Contributions by the Employer, or if the Employer has ceased its Contributions, they shall be used for the benefit of
Employees other than those restricted by Section 10.03(a) on a basis which shall not result in substantial discrimination in favor of the more highly-compensated Employees, subject to any reversion of assets on Plan termination pursuant to Section 10.02.

       10.03(c) For purposes of this Section 10.03, the following definitions shall apply:

            (i) Additional Benefits - the benefits provided by the Plan which are over and above those which would have been provided by the provisions of the Plan in effect prior to the applicable Revision Date had the Plan been continued without change;

           (ii) Basic Benefit - the benefit initially provided by the Plan less any Additional
Benefits;

          (iii) Expiration Date - the tenth (10th) anniversary of any Revision Date;

           (iv) Revision Date - the effective date of adoption of the Plan by the Employer or the effective date of any amendment to the Plan which increases the benefits;

            (v) Substantial Owner - a Participant defined in ERISA Section 4022(b)(5); and

           (vi)  Twenty-five (25) Highest Paid Employees - the twenty-five
(25) highest paid
Employees of the Employer as of the applicable Revision Date, excluding, any Employee whose anticipated annual benefits are not expected to exceed fifteen hundred dollars
($1,500).

       10.03(d) If during the first ten (10) years after a Revision Date, any benefit is to be distributed in a lump sum (the amount of which represents the lump sum Actuarial
Equivalent of the retirement benefit to which the Participant otherwise would be entitled to receive as the normal form of pension) to a Participant to whom this
Section 10.03
applies, prior to the payment of such lump sum, the Participant shall enter into an agreement with the Employer. This agreement shall be in accordance with requirements prescribed by the Administrative Committee and/or Compensation and Benefits Committee, Revenue Ruling 92-76 and any rulings or regulations amendatory thereof, including provisions that the Participant (or in the event of his death, his estate) will repay to the Fund a sum, as determined by the actuary, equal to the Actuarial Equivalent of the amounts by which the Participant's monthly retirement benefit under the Plan would have been decreased during his then remaining lifetime in accordance with this
Section 10.03, and secure such obligation to repay if the limitations contained in this
Section 10.03 become effective. The agreement shall require the Participant, promptly after the distribution to him of the lump sum payment under the Plan, to deposit as security with a depository satisfactory to the Employer and the Administrative Committee or Compensation and Benefits Committee real or personal property with a fair market value, as determined by the depository, as of the date of deposit equal to at least one hundred twenty-five percent (125%) of the amount that would be repayable had the Plan terminated on the date of distribution of such lump sum. If the fair market value, as determined by the depository, of such property falls below one hundred ten percent (110%) of the amount that would have been repayable to the Fund, the Participant shall deposit with the depository additional properties so as to render the total fair market value, as determined by the depository, of the security deposited equal to one hundred twenty-five percent (125%) of the amount which would have been repayable as determined by the actuary. If the conditions of this Section 10.03(d) are met for the ten (10) year period following such Revision Date, and the Plan is not terminated, the property deposited as security in the Fund shall be redelivered to the Participant.

       10.03(e) The provisions of this Section 10.03 shall apply to former or retired
Participants as well as to Participants in active service.

       10.03(f) If it is determined by statute, court decision in which the Internal Revenue
Service acquiesces, ruling by the Internal Revenue Service or otherwise that the provisions of this Section 10.03 no longer are necessary to qualify the Plan under the IRC, this
Section 10.03 shall be ineffective without amendment to the Plan.

 10.04 Restriction on Benefits for Top Twenty-five (25) Highly Compensated Employees -
Effective for Plan Years Commencing on and After January 1, 1994 - The benefit of any active or former Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under IRC Regulation 1.401(a)(4)-5(b).

       Benefits distributed to any of the twenty-five (25) active or former most Highly
Compensated Employees shall be restricted so that the annual payments are no greater than an amount equal to the payment that would be made on behalf of such Highly Compensated Employee under a single life annuity that is the Actuarial Equivalent of the sum of such Highly Compensated Employee's Accrued Benefit and any other benefits under the Plan.

       The preceding paragraph shall not apply if: (a) after payment of the benefit to such
Highly Compensated Employee, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities as defined in IRC Section 412(l)(7), (b)
the value of the benefits for such Highly Compensated Employee is less than one percent
(1%) of the value of current liabilities, or (c) the value of the benefits payable to such
Highly Compensated Employee does not exceed three thousand five hundred dollars
($3,500) or such other amount as may be designated in IRC Section
411(a)(11)(A).

       For purposes of this Section 10.04, "benefit" includes any loan in excess of the amount set forth in IRC Section 72(p)(2)(A), any periodic income, any withdrawal value payable to a living employee or former employee, and any death benefit not provided for by insurance on the life of the employee or the former employee.
       Notwithstanding the preceding, distributions of amounts in excess of the limits provided under IRC Regulation 1.401(a)(4)-5(b)(3)(i) are permitted, provided that an agreement between the Highly Compensated Employee and the Employer has been established to secure repayment to the Fund of any amount necessary for the distribution of assets upon the termination of the Plan to satisfy IRC Section 401(a)(4).

       During any Plan Year, the amount that may be required to be repaid to the Fund is the Restricted Amount. For purposes of this Section 10.04, the Restricted Amount is the excess of the Accumulated Amount of distributions made to the Highly Compensated
Employee over the Accumulated Amount of the Highly Compensated Employee's nonrestricted limit. The nonrestricted limit is equal to the payments that could have been distributed to the Highly Compensated Employee, commencing when distribution commenced, had the Highly Compensated Employee received payments in the form described in IRC Regulations 1.401(a)(4)-5(b)(3)(i)(A) and (B). For purposes of this Section
10.04, Accumulated Amount is the amount of a payment increased by a reasonable amount of interest from the date the payment was made (or would have been made) until the date of the determination of the Restricted Amount.

       In order to secure the repayment obligation of the Restricted Amount, prior to the payment of such distribution, the Highly Compensated Employee shall enter into an agreement with the Employer. The agreement shall require the Highly Compensated
Employee, promptly upon such distribution, to deposit in escrow as security with an acceptable depository having a fair market value equal to at least one hundred twenty-five
(125%) of the Restricted Amount. The obligation of the Highly Compensated Employee under the repayment agreement alternatively can be secured or collateralized by posting a bond equal to at least one hundred percent (100%) of the Restricted Amount. For this purpose, the bond must be furnished by an insurance company, bonding company or other surety approved by the U.S. Treasury Department as an acceptable surety for federal bonds. A Highly Compensated Employee's obligation under the repayment agreement can be secured by a bank letter of credit in an amount equal to at least one hundred percent
(100%) of the Restricted Amount.

       Amounts in the escrow account exceeding one hundred twenty-five percent (125%) of the Restricted Amount may be withdrawn for the Highly Compensated Employee. Similar rules apply to the release of any liability in excess of one hundred percent (100%) of the
Restricted Amount where the repayment obligation has been secured by a bond or a letter of credit. If the fair market value of the property in the escrow account falls below one hundred ten percent (110%) of the Restricted Amount, the Highly Compensated Employee shall deposit additional property so as to render the fair market value of the property held by the depository equal to one hundred twenty-five percent (125%) of the Restricted
Amount. The Highly Compensated Employee has the right to receive any income from the property placed in escrow, subject to the obligation to maintain the value of the property as described.

       A depository may not redeliver to a Highly Compensated Employee any property held under such an agreement, other than amounts in excess of one hundred twenty-five percent (125%) of the Restricted Amount, and a surety or bank may not release any liability on a bond or letter of credit unless the Administrative Committee and/or the
Compensation and Benefits Committee certifies to the depository, surety or bank that the
Highly Compensated Employee (or his estate) is no longer obligated to repay any amount under the agreement. The Administrative Committee and/or the Compensation and
Benefits Committee will make such a certification if at any time after the distribution commences, any of the provisions of this Section 10.04(a), (b) or (c) are met, or if the Plan has terminated and the benefit received by the Highly Compensated Employee is nondiscriminatory. Such a certification by the Administrative Committee and/or the
Compensation and Benefits Committee terminates the agreement between the Highly
Compensated Employee and the Employer.
                                 ARTICLE XI
                PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN


 11.01 Method of Participation - Any organization which is a member of the same controlled group of organizations as the Corporation, as determined pursuant to IRC
Sections 414(b), (c), (m) and (o), with the approval of the Compensation and Benefits
Committee, may become a party to the Plan, by adopting the Plan as a retirement plan for its Employees. Any organization which becomes a party to the Plan promptly shall deliver to the Trustee provided for in Article VII a certified copy of the resolutions or other documents evidencing its adoption of the Plan and a written instrument showing the
Compensation and Benefits Committee's approval of the organization becoming a party to the Plan.

 11.02 Withdrawal from Participation - Any one or more of the Employers included in the
Plan may withdraw from the Plan at any time by giving six (6) months advance notice in writing of its or their intention to withdraw to the Compensation and Benefits Committee
(unless a shorter notice is agreed to by the Compensation and Benefits
Committee).

       Upon receipt of notice of any such withdrawal, the Compensation and Benefits
Committee shall certify to the Trustee the equitable share of such withdrawing Employer in the Fund (to be determined by the actuary employed on behalf of the Plan by the
Corporation). The Trustee thereupon shall set aside from the Fund then held by it such securities and other property as it, in its sole discretion, shall deem to be equal in value to such equitable share. If the Plan is to be terminated with respect to such Employer, the amount set aside shall be dealt with in accordance with the provisions of
Section 10.02.  If
the Plan is not to be terminated with respect to such Employer, the Trustee shall turn over such amount to the trustee designated by such Employer, and such securities and other property thereafter shall be held and invested as a separate retirement trust of such
Employer, and shall be used and applied according to the terms of a new agreement and declaration of trust between the withdrawn Employer and the trustee.

       Neither the segregation of the Fund assets upon the withdrawal of an Employer nor the execution of a new agreement and declaration of trust pursuant to any of the provisions of this Section 11.02 shall operate to permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of
Participants, Spouses, Surviving Spouses and Beneficiaries, except as otherwise may be provided in Sections 10.02, 13.08 and 13.10.
                                      ARTICLE XII
                                TOP HEAVY PLAN PROVISIONS


 12.01 General - Notwithstanding anything contained herein to the contrary, if the Plan, when combined with all other plans required to be aggregated pursuant to IRC Section
416(g), is deemed to be a Top Heavy Plan for any Plan Year, the following conditions shall become operative.

 12.02 Minimum Benefits - For the first Plan Year commencing on or after January 1,
1984, that the Plan is deemed a Top Heavy Plan, and any Plan Year thereafter in which the Plan is a Top Heavy Plan, a minimum annual Accrued Benefit applicable to all Non-
Key Employees who are Participants equal to the lesser of two percent (2%) of Top Heavy
Compensation multiplied by the Participant's number of years of Top Heavy Service or twenty percent (20%) of his Top Heavy Compensation shall be provided.

 12.03  Definitions -

       12.03(a) Determination Date means the last day of the preceding Plan Year. For the first Plan Year that a Plan is in effect, Determination Date means the last day of such
Plan Year

       12.03(b) Key Employee means any employee, former employee or beneficiary of a former employee in a plan of the Employer or Affiliate who at any time during the Plan
Year or any of the four (4) preceding Plan Years is:

            (i) An officer of the Employer or Affiliate having annual compensation greater than fifty percent (50%) of the amount in effect under IRC Section 415(b)(1)(A) for any such Plan Year;

           (ii) One (1) of the ten (10) employees having annual compensation from the
Employer or Affiliate of more than the limitation in effect under IRC Section 415(c)(1)(A)
and owning (or considered as owning within the meaning of IRC Section 318) more than a one-half percent (1/2%) interest and the largest interest in the Employer or Affiliate;

         (iii)  A five percent (5%) owner of the Employer or Affiliate; or

          (iv) A one percent (1%) owner of the Employer or Affiliate having annual compensation from the Employer or Affiliate of more than one hundred fifty thousand dollars ($150,000).

       For purposes of Section 12.03(b)(i), no more than fifty (50) employees [or, if lesser, the greater of three (3) or ten percent (10%) of employees] shall be treated as officers.
Further, for purposes of determining the number of officers taken into account under
Section 12.03(b)(i), employees described in IRC Section 414(q)(8) shall be excluded.

       With respect to Section 12.03(b)(ii), if two (2) Employees have the same ownership interest in the Employer or Affiliate, the Employee having the greater annual compensation from the Employer or Affiliate shall be treated as having a larger interest.

       For purposes of this Section 12.03, "compensation" shall have the same meaning as in
IRC Section 414(q)(7).
       12.03(c) Non-Key Employee means an employee, former employee or beneficiary of a former employee who is not a Key Employee.

       12.03(d) Top Heavy Plan means on or after January 1, 1984, any plan under which as of any Determination Date the present value of the cumulative accrued benefits for Key
Employees exceed sixty percent (60%) of the present value of the cumulative accrued benefits for all Employees.

       For purposes of this definition:

            (i) If the plan is a Defined Benefit Plan, the present value of cumulative accrued benefits shall be the lump sum present value of a participant's accrued benefit under the
Plan calculated on the basis of interest and mortality set forth in the plan as of the Top
Heaving Valuation Date plus contributions due under the plan as of the Determination
Date. If the plan is a Defined Contribution Plan, the present value of cumulative accrued benefits shall be deemed to be the market value of all Employee accounts under the plan as of the Top Heavy Valuation Date plus contributions made to the plan as of the Determination Date. Notwithstanding the preceding, for purposes of determining the present value of the cumulative accrued benefits, distributions made within a five (5) year period ending on the Determination Date shall be included. The account balances and accrued benefits of a Non-Key Employee who was previously a Key Employee shall be excluded from these computations.

           (ii) Each plan of the Employer required to be included in an "aggregation group" shall be treated as a Top Heavy Plan if such group is a top heavy group.

          (iii)  The term "aggregation group" means

       (A) each plan of the Employer or Affiliate that is currently effective or which has terminated within the five (5) year period ending on the Determination Date in which a
Key Employee is a Participant during the Plan Year containing the year of determination or any of the four (4) preceding Plan Years;

       (B) each other plan of the Employer or Affiliate which enables any plan in (A) to meet the requirements of IRC Section 401(a)(4) or 410.

       A permissive aggregation group consists of plans of the Employer or Affiliate that are required to be aggregated, plus one (1) or more plans of the Employer or Affiliate that are not part of a required aggregation group but satisfy the requirements of IRC Sections
401(a)(4) and 410 when considered together with the required aggregation group.

           (iv) If any individual has not performed any service for the Employer or Affiliate at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such individual shall not be taken into account in the testing procedure herein described.

       12.03(e)  Top Heavy Compensation means a Participant's average annual
Full
Compensation during that period of five (5) consecutive Testing Years for which his aggregate Full Compensation was the greatest. If he has fewer than five (5) consecutive
Testing Years, his Top Heavy Compensation shall mean his average annual Full Compensation during that period containing the largest number of consecutive Testing
Years; provided, that if there is more than one such period, Top Heavy Compensation shall be calculated on the basis of such period for which such average is the greatest.

       12.03(f) Testing Year means a Plan Year which (i) constitutes a year of Service for such Participant, and (ii) begins prior to the end of the last Plan Year for which the Plan was a Top Heavy Plan. Except to the extent excluded under the preceding sentence, Plan
Years beginning before 1984 shall be Testing Years.

       12.03(g) Full Compensation means, for any Employee for any Plan Year, his compensation [as such term is defined in Section 9.01(a)(ii)] from the Employer or
Affiliate for such Plan Year, except that Full Compensation for any Plan Year shall not exceed two hundred thousand dollars ($200,000) or such greater amount as may be determined by the Secretary of Treasury pursuant to IRC Section 401(a)(17).

       12.03(h) Top Heavy Service means a year of Credited Service in which the Plan is deemed to be a Top Heavy Plan with the exception that Credited Service prior to January
1, 1984, shall be excluded.

       12.03(i) Top Heavy Valuation Date means the most recent valuation date that falls within or ends with the twelve (12) month period ending on the Determination Date. If the plan is a Defined Benefit Plan, the valuation date must be the same valuation date used for computing plans costs for minimum funding regardless of whether a valuation is performed that year.

       These definitions shall be interpreted consistent with IRC Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under these definitions, inclusive of any provisions and requirements stated thereunder but hereinabove absent.

 12.04 Multiple Plan Participation - If the Plan is deemed to be a Top Heavy Plan for the
Plan Year, then the multiplier of 1.25 in Sections 9.02(a) and 9.02(c) shall be reduced to 1.0 unless:

       12.04(a) All plans required to be aggregated and any other plans which may be permissively aggregated pursuant to IRC Section 416(g) are ninety percent (90%) or less top heavy; and

       12.04(b) The minimum accrued benefit referenced in IRC Section 416(c)(1) and
Section 12.02 is modified by substituting three percent (3%) for two percent (2%) and increasing twenty percent (20%) by one (1) percentage point for each year of Top Heavy
Service (but not by more than ten (10) percentage points).

 12.05 No Duplication of Minimum Benefit - These Top Heavy Plan provisions shall not require that the entire defined benefit minimum benefit and defined contribution minimum contribution be provided. To the extent that there is a Defined Benefit Plan accrued benefit, it shall be controlling. To the extent that there is an Employer contribution to a Defined Contribution Plan, then there shall be a determination as to whether the Defined Contribution Plan amount is comparable to the difference between the Defined Benefit Plan minimum benefit and the minimum Defined Benefit Plan accrued benefit required under IRC Section 416. If the Defined Contribution Plan amount is not comparable, then the difference shall be provided in the Defined Benefit Plan.
 12.06 Actuarial Assumptions - For purposes of determining whether a Defined Benefit
Plan is a Top Heavy Plan, calculations shall be based on the Actuarial Equivalent factors with such determination made as of the Top Heavy Valuation Date. If more than one (1) plan is being used for Top Heavy Plan testing, the same actuarial assumptions shall be used for all such plans. Further, pursuant to Internal Revenue Service Regulation 1.416-1, T-26
and T-27, proportional subsidies shall be ignored, and non-proportional subsidies shall be considered.

 12.07 Vesting - If the vesting schedule provided in Section 5.01 is less liberal than the vesting schedule hereinafter provided, then the following vesting schedule shall apply for each Participant with an Hour of Service after the Plan becomes a Top Heavy Plan. This schedule shall remain in effect in all future Plan Years.

Vested

Years of Vesting Service Percentage

              Less than 2 years                 0%
  2 years but less than 3 years                20%
  3 years but less than 4 years                40%
  4 years but less than 5 years                60%
  5 years or more                             100%

                                                          ARTICLE XIII

                                                          MISCELLANEOUS


 13.01  Governing Law - The Plan shall be construed, regulated and administered
according to the laws of the Commonwealth of Virginia except in those areas preempted by the laws of the United States of America.

 13.02 Construction - The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction, the masculine shall include the feminine and the singular the plural, and vice versa.

 13.03 No Employment Contract - This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or inducement for the employment of any Participant or employee. No Participant shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor upon his dismissal or voluntary termination of employment, shall he have any right or interest in and to the
Fund other than as specifically provided herein. Except to the extent required by law, the
Employer shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Fund and only to the extent that the
Fund is sufficient therefor.

 13.04 Receipt Prior to Payment - The Trustee, Administrative Committee or Employer, jointly or severally, may, but need not, require a written receipt as a condition precedent to any payment called for by the Plan to be made to a Participant, Spouse, Surviving
Spouse, Beneficiary, or to their heirs, successors, executors and legal representatives.

 13.05 Payments to Minors and Incompetents - If any Participant, Spouse, Surviving Spouse or Beneficiary is a minor or in the judgment of the Administrative Committee is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due him under the Plan, the Committee may make such payment or any part thereof to or for the benefit of such Participant, Spouse, Surviving Spouse or Beneficiary, or directly to or for the benefit of any person determined by the Committee to have incurred expense or assumed responsibility for the expenses of such Participant,
Spouse, Surviving Spouse or Beneficiary.

 13.06 Non-alienability of Benefits - Except as provided in IRC Section 401(a)(13)(B)
related to qualified domestic relations orders as defined in IRC Section 414(p), no benefits or other amounts payable under the Plan shall be subject in any manner to anticipation, sale, transfer, assignment, pledge, encumbrance, charge or alienation. Notwithstanding anything contained herein to the contrary, if a benefit is being paid or is to be paid pursuant to a Domestic Relations Order entered into prior to January 1, 1985, such order shall be considered to be a Qualified Domestic Relations Order. If the Administrative
Committee determines that any person entitled to any payments under the Plan has become insolvent or bankrupt or has attempted to anticipate, sell, transfer, assign, pledge, encumber, charge or otherwise in any manner alienate any benefit or other amount payable to him under the Plan, or that there is any danger of any levy or attachment or other court process or encumbrance on the part of any creditor of such person entitled to payments under the Plan against any benefit or other amounts payable to such person, the
Administrative Committee, at any time, in its discretion, may direct the Trustee to withhold any or all payments to such person under the Plan and apply the same for the benefit of such person in such manner and proportion as the Administrative Committee may deem proper. Notwithstanding anything contained herein to the contrary, with respect to a debt due by the Participant to the Employer, a Participant, Spouse, Surviving
Spouse or Beneficiary in pay status may assign or alienate rights to future benefit payments provided that any such assignment or alienation (a) is voluntary and revocable,
(b) does not exceed ten percent (10%) of any benefit payment, and (c) is neither for the purpose, nor has the effect, of defraying Plan administrative costs. The Employer also shall file a written acknowledgement with the Committee within ninety (90) days of the assignment that the Employer has no enforceable right in, or to, any part of a benefit payment under the Plan except as may be assigned under this Section.

       Notwithstanding anything contained herein to the contrary, upon the receipt by the
Plan of a Domestic Relations Order, the following provisions of this Section
13.06 shall
become effective.

       13.06(a) Determination of Qualified Domestic Relations Order - Upon receipt by the
Plan of a Domestic Relations Order, the Administrative Committee shall promptly notify the Participant and any Alternate Payee of such receipt and the Plan's procedures for determining if such order is a Qualified Domestic Relations Order. Within a reasonable time thereafter in accordance with reasonable procedures established by the Administrative Committee, the Administrative Committee shall determine whether such order is a Qualified Domestic Relations Order and notify the Participant and Alternate
Payee of such determination. During the period of time in which the Administrative
Committee is making the determination of whether the Domestic Relations Order is a
Qualified Domestic Relations Order, the Committee shall segregate in a separate account in the Plan or in an escrow account the amount or amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

       In the case of any payment before a Participant has separated from service with the
Employer, a Domestic Relations Order shall be a Qualified Domestic Relations Order regardless of the fact that such order requires that payment of benefits be made to an
Alternate Payee:

          (i) on or after the date on which the Participant attains or first would have attained his Early Retirement Date;

         (ii) as if the Participant had retired on the date on which such payment is to begin under such order taking into account only the present value of the benefits actually accrued and not taking into account the present value of any Employer subsidy for early retirement based on the interest rate specified in the Plan or, if no rate is specified, five percent (5%); and

        (iii) in any form in which such benefits may be paid under the Plan to the
Participant (other than in the form of a joint and survivor annuity with respect to the
Alternate Payee and his or her subsequent spouse).

       13.06(b) Payment to Alternate Payee - If, within eighteen (18) months, the Domestic
Relations Order is determined to be a Qualified Domestic Relations Order, the Administrative Committee shall pay the segregated amounts to the person or persons entitled thereto.

       If, within eighteen (18) months, it is determined that the order is not a Qualified
Domestic Relations Order, or the issue as to whether such order is a Qualified Domestic
Relations Order is not resolved, then the Administrative Committee shall pay the segregated amount to the person who would have been entitled to such amounts as if there had been no order.

       Any determination that an order is a Qualified Domestic Relations Order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

       13.06(c) Definitions - For purposes of this Section 13.06, the following definitions shall apply:

            (i) Alternate Payee means any spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under a Plan with respect to such Participant.

           (ii) Domestic Relations Order - Any judgment, decree or order (including approval of a property settlement agreement) which

        (A) relates to the provisions of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant, and

        (B) is made pursuant to a state domestic relations law (including a community property law).

          (iii) Qualified Domestic Relations Order - A Domestic Relations Order which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an
Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan; provided that such Domestic Relations Order clearly specifies:

        (A) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

        (B) the amount or percentage of the Participant's benefit to be paid by the Plan to each Alternate Payee or the manner in which such amount or percentage is to be determined;

        (C)  the number of payments or period to which such order applies;
and

        (D)  each plan to which such order applies.

       A Domestic Relations Order meets the requirements of this subsection only if such order does not require the Plan:

        (E) to provide any type or form of benefits, or any optional payment form, not otherwise provided under the Plan;

        (F) to provide increased benefits (determined on the basis of Actuarial Equivalent value); and

        (G) to make payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified
Domestic Relations Order.

       13.06(d)  Establishment of Plan Procedures - For purposes of this
Section 13.06,
reasonable procedures shall be established under the Plan to determine the qualified status of Domestic Relations Orders and to administer distributions under Qualified Domestic
Relations Orders.  The procedures established by the Plan shall:

            (i)  be set forth in writing;

           (ii) provide for the notification of each person specified in a Domestic Relations
Order as entitled to payment of benefits under the Plan (at the address included in the
Domestic Relations Order) of such procedures promptly upon receipt by the Plan of the
Domestic Relations Order; and

         (iii) permit an Alternate Payee to designate a representative for receipt of copies of notices that are sent to the Alternate Payee with respect to a Domestic Relations Order.

 13.07 Effect of Corporate Reorganization - In the event that the Corporation shall become a party to any reorganization, merger, consolidation or other corporate readjustment, or shall be dissolved or liquidated, and, as a result thereof, a substantial part of the Employees of the Corporation shall become the employees of another corporation, then this Plan shall not be terminated or discontinued in whole or in part as to such
Corporation, and such other corporation or corporations shall, in all respects, be substituted for such Corporation under this Plan.

       In the event that any entity other than the Corporation shall acquire a majority of the outstanding voting stock of the Corporation, or all or substantially all of the assets of the
Corporation, or any plant, division or department thereof as a going concern, then, the
Corporation, as determined by the Compensation and Benefits Committee, may, in lieu of the normal operation of Article V or Section 10.02, cause any part of the Fund, as determined by the Administrative Committee upon the advice of the actuary, which is allocable to (a) Participants who thereupon become employed, directly or indirectly, by the acquirer and (b) the Beneficiaries of such Participants, to be segregated and deposited in a separate fund, which shall thereafter be held subject to this Plan and, in such event, the acquirer shall be vested with all of the powers vested in the Board with respect to this Plan as it relates to the acquirer's employees. In such case, this Plan shall not be terminated or discontinued in whole or in part. Alternatively, the Compensation and Benefits Committee may terminate this Plan as to such acquired corporation, plant, division or department, in which case the allocable part of the Fund shall be segregated as provided above and applied as provided in Section 10.02.

       In the event that any Employer shall be involved in a merger, consolidation, acquisition, reorganization, liquidation, transfer of assets to another plan or similar transaction, the Accrued Benefits earned by a Participant prior to the transaction shall not be reduced and shall be equal to or greater than the benefit to which he would have been entitled to receive on a termination basis before the transaction.
 13.08 Mistake of Fact - Notwithstanding anything herein to the contrary, there shall be returned to the Employer any Contribution which was made as follows:

       13.08(a) By a mistake of fact, as determined by the Internal Revenue Service or in such other manner as the Internal Revenue Service may permit;

       13.08(b) Prior to the receipt of initial qualification if the Plan received an adverse determination with respect to its initial qualification, and the application for determination of initial qualification was made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan was adopted, or such later date as the Secretary of Treasury may prescribe; or

       13.08(c) In an amount that exceeded the deductible limits on such Contribution as set forth under IRC Section 404, as determined by the Internal Revenue Service or in such other manner as the Internal Revenue Service may permit.

       The return of any Contribution as hereinbefore provided shall be made within one (1) year after the payment of the Contribution, denial of the initial qualification or disallowance of the deduction (to the extent disallowed), whichever is applicable. Any
Contribution returned due to mistake of fact under Section 13.08(a) or disallowance of a tax deduction under Section 13.08(c) shall be reduced by its share of the losses and expenses of the Fund but shall not be increased by income or gains of the Fund. Any
Contribution returned to the Employer due to denial of initial qualification under Section
13.08(b) shall be equal to the entire assets of the Plan attributable to Contributions by the
Employer.

 13.09 Exclusive Benefit - The Employer shall not be entitled to any part of the corpus or income of the Fund, and no part thereof shall be used for or diverted to purposes other than for the exclusive benefit of Participants, Spouses, Surviving Spouses and
Beneficiaries hereunder except as provided in Sections 13.08 and 13.10.

 13.10 Expenses - The operating expenses of the Plan and Fund shall be paid by the
Employer or, upon the direction of the Corporation, may be paid from the Fund to the extent such expenses are permitted to be charged against the Fund. The determination of whether expenses may be charged against the Fund shall be made by the Corporation.

 13.11 Indemnification - The Employer shall indemnify and hold harmless each person or persons who may serve on the Administrative Committee, Compensation and Benefits
Committee or Investment Policy Committee from any and all claims, loss, damages, expenses (including attorney's fees) and liability (including any amounts paid in settlement) arising from any act or omission of such person or persons, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such person or persons. No Plan assets may be used for any such indemnification.

 13.12 Small Payments - If the retirement benefit payable to a Participant at retirement is less than twenty-five dollars ($25.00) per month, the Participant may elect in writing that such benefit payments be made on a quarterly, semi-annual or annual basis.

 13.13 Counterparts - The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.
 13.14 Effect of Bargaining Agreement - In the event that a bargaining representative of any Participant negotiates an agreement for another retirement plan as to such Participant, such Participant shall, upon his inclusion in such Plan, be deemed to have terminated his service under this Plan.
                                                      ARTICLE XIV
                                             CERTAIN TRANSITIONAL RULES

 14.01 Background - This Plan was adopted by the Corporation effective November 28,
1979 as a continuation of the Stanley Retirement Plan for former employees of the Stanley
Furniture Company Division of The Mead Corporation who became Employees of the
Corporation upon the acquisition by the Corporation of the assets of the Stanley Furniture
Division on November 28, 1979. It is the intent of the following transitional rules to ensure that this Plan be interpreted as assuring the uninterrupted continuation of the provisions of the Stanley Retirement Plan for Employees of the Corporation who were or would have been eligible to participate in the Plan before the acquisition, with no loss of service credit for purposes of participation, vesting, benefit accrual, or any other purpose.
Nevertheless, the Corporation reserves the right to amend this Plan as provided herein so long as no such amendment adversely affects benefits accrued by such Employees prior to
November 28, 1979.

 14.02 Participation - Notwithstanding any provision of this Plan to the contrary, each employee of the Corporation who was a Participant in the Stanley Retirement Plan immediately prior to November 28, 1979, shall, as of such date, be a Participant in this
Plan. For purposes of determining eligibility to participate in this Plan, Service shall include all periods of employment which would have been taken into account in computing Service under the Stanley Retirement Plan as in effect immediately before
November 28, 1979.

 14.03 Vesting - Notwithstanding any provision of this Plan to the contrary, for purposes of determining an Employee's vested percentage, Service shall include all periods of employment prior to November 28, 1979 which would have been taken into account in computing Service for such purpose under the Stanley Retirement Plan as in effect immediately before November 28, 1979.

 14.04 Benefit Accrual - Notwithstanding any provision of this Plan to the contrary, the accrued benefit under this Plan as of November 28, 1979 of each employee of the
Corporation shall be equal to his accrued benefit determined as of such date under the provisions of the Stanley Retirement Plan as then in effect, including all provisions of the
Plan relating to Pre-existing Plans.
                                         ADOPTION OF THE PLAN

       Notwithstanding anything contained herein to the contrary, this Plan is amended and maintained under the condition that it shall continue to be approved and qualified by the
Internal Revenue Service under IRC Section 401(a) and that the Trust hereunder is exempt under IRC Section 501(a), or under any comparable Sections of any future legislation which amends, supplements or supersedes such Sections.

     If the Internal Revenue Service determines that the Plan as amended and restated hereby is not qualified, the Corporation may modify the Plan to meet Internal Revenue
Service requirements.

     As evidence of its adoption of the Plan, Stanley Furniture Company, Inc. has caused this instrument to be signed by its duly authorized officers and its corporate seal is affixed hereto this twentieth day of April, 1995.

ATTEST:                            STANLEY FURNITURE COMPANY, INC.


By:                                By:
      (Title)                APPENDIX
                                                  ACTUARIAL EQUIVALENT
FACTORS

Pursuant to the provisions of Section 1.02 of the Plan, the following bases are hereby adopted, effective January 1, 1989 (unless indicated otherwise), for the computation of
Actuarial Equivalents under the Plan.

  1.  ACTUARIAL EQUIVALENT - GENERAL

     (a) Protection of Prior Factors -- For Participants in the Norman Plan on December
31, 1993, in no event shall the benefit earned as of December 31, 1993, be less than the benefit the Participant would have received determined on the basis of the Actuarial
Equivalent factors under this Plan in effect on December 31, 1993.

  2.  ELIGIBILITY AND PARTICIPATION -- ARTICLE II

      (a) Reemployment of Retired Participants Prior to Attainment of Normal Retirement
Age - Section 2.05

       For the purpose of adjustments in this Section - the same basis used for Available
Options - Section 4.02.

  3.  RETIREMENT BENEFITS -- ARTICLE III

      (a)  Delayed Retirement Benefit - Section 3.02

       For the purpose of adjustments in this Section - the same basis used for Available
Options - Section 4.02.

      (b)  Early Retirement Benefit - Section 3.03

       The reduction factors for commencement of a retirement benefit due to a
Participant's early retirement are one-twelfth (1/12) of six and two-thirds percent (6 2/3%) for each month prior to age sixty (60) and one-twelfth (1/12) of three and one-third percent (3 1/3%) for each month after age sixty (60) by which the Participant's benefit commencement date precedes his Normal Retirement Date.

       Notwithstanding the preceding, for Participants in the Norman Plan on December 31,
1993, in no event shall the benefit earned as of December 31, 1993 and payable at an early retirement date be less than the early retirement benefit the Participant would have received determined on the basis of the Actuarial Equivalent reduction factors for early retirement under the provisions of the Norman Plan as in effect on December 31, 1993.

      (c)  Disability Retirement Benefit - Section 3.04

       For the purpose of adjustments in this Section - the same basis used for Available
Options - Section 4.02.

      (d)  Relationship to Retirement Income under Pre-existing Plans -
Section 3.06


       For the purpose of adjustments in this Section - the same basis used for Available
Options - Section 4.02.

  4.  NORMAL AND OPTIONAL METHODS OF RETIREMENT BENEFIT PAYMENTS --
ARTICLE IV

      (a)  Available Options - Section 4.02

       Actuarial Equivalent shall mean having an equivalent value computed using the UP-
84 Mortality Table on a unisex basis adjusted for a forty percent (40%) female content in the participating group and an interest rate equal to the rate used by the Pension Benefit
Guaranty Corporation (PBGC) to value immediate annuities for plans terminating as of the first day of the Plan Year that contains the proposed distribution or benefit commencement date.

      (b)  Lump Sum Payments - Section 4.05

       Actuarial Equivalent for lump sum payments shall be based on an interest rate equal to the interest rates published by the PBGC to value immediate and deferred annuities for plans terminating as of the first day of the Plan Year coinciding with or immediately preceding the date of distribution, and on the UP-84 Mortality Table on a unisex basis adjusted for a forty percent (40%) female content in the participating group.

       Effective January 1, 1995, Actuarial Equivalent for lump sum payments shall be based on an interest rate equal to the annual rate of interest on thirty (30) year Treasury securities for the month before the first day of the Plan Year coinciding with or immediately preceding the date of distribution, and on the 1983 Group Annuity Mortality
Table using a blend of fifty percent (50%) of the male mortality rate and fifty percent
(50%) of the female mortality rate.

  5.  BENEFITS ON TERMINATION OF EMPLOYMENT - ARTICLE V

      (a)  Payment of Deferred Vested Benefit - Section 5.02

       For the purpose of adjustments in this Section - the same basis used for Early
Retirement Benefit - Section 3.03.

  6.  BENEFITS ON DEATH - ARTICLE VI

      (a)  Death After Eligibility for Early Retirement - Section 6.01

       For the purpose of adjustments in the second paragraph of this Section
- the same
reduction factors used for Early Retirement Benefit - Section 3.03, and the same basis used for Available Options - Section 4.02.

       For the purpose of determining the value in the fourth paragraph of this Section - the same basis used for Lump Sum Payments - Section 4.05.

      (b)  Death After Eligibility for Normal Retirement - Section 6.02

       For the purpose of adjustments in the second paragraph of this Section
- the same
basis used for Available Options - Section 4.02.

       For the purpose of determining the value in the fourth paragraph of this Section - the same basis used for Lump Sum Payments - Section 4.05.

      (c)  Death After Eligibility for Disability Retirement - Section 6.03

       For the purpose of adjustments in the second paragraph of this Section
- the same
reduction factors used for Early Retirement Benefit - Section 3.03, and the same basis used for Available Options - Section 4.02.

       For the purpose of determining the value in the fourth paragraph of this Section - the same basis used for Lump Sum Payments - Section 4.05.

      (d)  Death of a Vested Participant - Section 6.04

       For the purpose of adjustments in the first paragraph of Section 6.04(a) - the same reduction factors used for Early Retirement Benefit - Section 3.03, and the same basis used for Available Options - Section 4.02.

       For the purpose of adjustments in the first paragraph of Section 6.04(b) - the same basis used for Available Options - Section 4.02.

       For the purpose of determining the value in the third paragraph of this Section - the same basis used for Lump Sum Payments - Section 4.05.

  7.  MAXIMUM BENEFITS AND REQUIRED DISTRIBUTION OF BENEFITS --
 ARTICLE IX

       For purposes of Section 9.01(a) and the first paragraph of Sections 9.01(b) and 9.01(c), the mortality basis used shall be the same basis used for Available Options
- Section 4.02.

       The early retirement factors described in Section 9.01(b) shall be the same reduction factors used for Early Retirement Benefit - Section 3.03.

       For purposes of Section 9.01(h)(ii) - the same basis used for Available Options -
Section 4.02.

  8.  AMENDMENT AND TERMINATION OF THE PLAN - ARTICLE X

       For purposes of Sections 10.03(a)(iii), 10.03(d) and 10.04 - the same basis used for
Available Options - Section 4.02.

  9.  TOP HEAVY PLAN PROVISIONS - ARTICLE XII

       For purposes of Section 12.06 - the same basis used for Available Options - Section
4.02.




  10.  MISCELLANEOUS - ARTICLE XIII

       For the purpose of Section 13.06(c)(F) - the same basis used for Available Options -
Section 4.02.

                                                  EXCERPTS FROM THE MINUTES
OF
                                                 STANLEY FURNITURE COMPANY,
INC.
                                                 BOARD OF DIRECTORS MEETING
HELD
                                        ON THE          DAY OF
      , 1995

                                                           RESOLUTION


     At a meeting of the Board of Directors of Stanley Furniture Company, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), held on the day of
                       , 1995, the following resolution was unanimously adopted:

     WHEREAS, the Board of Directors of the Corporation approved the adoption of The
Stanley Retirement Plan (hereinafter referred to as the "Plan"), as amended and restated effective January 1, 1989; and

     WHEREAS, the Corporation reserved the right in Article X of the Plan to amend said
Plan by action of its Board of Directors; and

     WHEREAS, this Board is now desirous of approving a formal amendment to the Plan in order to make certain substantive, technical and administrative changes therein.

     NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended and restated in its entirety to the form constituted by the amended and restated working copy of the January 1, 1989 draft of the document which incorporates Amendment No. I and several other proposed changes, a copy of which is attached to and made a part of these minutes, and is hereby approved and adopted effective January 1, 1989.

   *     *     *     *     *     *     *     *     *     *     *     *     *

     I,                                                            ,
Secretary, hereby certify that the foregoing
is a true and exact copy of the Resolution adopted by the Board of Directors of the
Corporation at a meeting of the said Board held on the              day of
                        ,
1995, and entered upon the regular Minute Book of said Corporation and is now in full force and effect. I further certify that the Board of Directors of the Corporation at the time of adoption of said Resolution had full powers and lawful authority to adopt said
Resolution.


Attest:                                        STANLEY FURNITURE COMPANY,
INC.



                                               By

                                                  Secretary, Board of
Directors